________________________________________________________________________________
________________________________________________________________________________



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 31, 2003


                                  FANSTEEL INC.
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                     1-8676                36-1058780
          --------                     ------                ----------
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
      of incorporation )                                 Identification No.)

Number One Tantalum Place, North Chicago, Illinois            60064
--------------------------------------------------            -----
(Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code: (847) 689-4900


________________________________________________________________________________
________________________________________________________________________________

Item 5.  Other Events.

         On January 15, 2002, Fansteel Inc. ("Fansteel" or the "Company") and its U.S. subsidiaries filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code (the "Code"). The filings were made in the United States Bankruptcy Court in Wilmington, Delaware (the "Bankruptcy Court"). The cases have been assigned to the Honorable Judge Joseph J. Farnan, Jr. Judge Farnan granted a withdrawal of the cases to the United States District Court for the District of Delaware and the cases are being jointly administered under Case Number 02-10109.

         Pursuant to Bankruptcy Rule 2015 and the United States Trustee's Operating Guidelines and Reporting Requirements for Chapter 11 cases, the Company is obligated to file monthly operating reports with the Bankruptcy Court. In accordance with the Commission's general guidance as set forth in SEC Release No. 349660, the Company is filing copies of its monthly operating reports under cover of Form 8-K in lieu of Forms 10-Q and 10-K.

         The Company's and each of its U.S. subsidiaries' unconsolidated, unaudited monthly operating reports for the period from March 1, 2003 to March 31, 2003 (the "Operating Reports") are filed as Exhibits 99.1 through
99.8 hereto and incorporated by reference herein.

         The Company cautions readers not to place undue reliance upon the information contained in the Operating Reports since they contain unaudited information, and are in a format prescribed by the applicable bankruptcy laws. There can be no assurance that the Operating Reports are complete. The Operating Reports also contain information for periods that may be shorter or otherwise different from those contained in the Company's reports pursuant to the Securities Exchange Act of 1934, as amended. Moreover, the Operating Reports and other communications from the Company and its U.S. subsidiaries may include forward-looking statements subject to various assumptions regarding the Company's and its U.S. subsidiaries' operating performance that may not be realized and are subject to significant business, economic and competitive uncertainties and contingencies many of which are beyond the Company's control. Consequently such matters should not be regarded as a representation or warranty by the Company that such matters will be realized or are indicative of the Company's financial condition or operating results for future periods. Actual results for such periods may differ materially from the information contained in the Operating Reports and the Company undertakes no obligation to update or revise the Operating Reports.


Item 7.  Exhibits.

(c)      Exhibits.

Exhibit No.    Description
----------     -----------
99.1           United States Trustee Report of the Company for March 2003
99.2           United States Trustee Report of American Sintered Technologies, Inc. for March 2003
99.3           United States Trustee Report of Custom Technologies Corp. for March 2003
99.4           United States Trustee Report of Escast, Inc. for March 2003
99.5           United States Trustee Report of Fansteel Holdings, Inc. for March 2003
99.6           United States Trustee Report of Phoenix Aerospace Corp. for March 2003
99.7           United States Trustee Report of Washington Manufacturing Co. for March 2003
99.8           United States Trustee Report of Wellman Dynamics Corp. for March 2003


                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   FANSTEEL INC.

                                   By:    /s/ GARY L. TESSITORE
                                          ------------------------
                                   Name:  Gary L. Tessitore
                                   Title: Chairman, President and
                                          Chief Executive Officer


                                   By:    /s/ R. MICHAEL MCENTEE
                                          -------------------------
                                   Name:  R. Michael McEntee
                                   Title: Vice President and
                                          Chief Financial Officer

Dated:  May 1, 2003

                                                                                EXHIBIT 99.1


FANSTEEL INC.                                                           CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  March 31, 2003
                                                                                ----------------

Monthly Operating Report
                                                                                 DOCUMENT     EXPLANATION
                                                                 FORM NO.        ATTACHED       ATTACHED
                                                                ------------    ----------   --------------
Required Documents
Schedule of Cash Receipts and Disbursements                     MOR 1              Yes           No
    Bank Reconciliations                                        MOR 1 (cont)    Available        No
    Copies of bank statements                                                   Available        No
    Cash disbursement journals                                                  Available        No
Statement of operations                                         MOR 2              Yes           No
Balance Sheet                                                   MOR 3              Yes           No
Status of Postpetition Taxes                                    MOR 4              Yes           No
    Copies of payment receipts                                                  Available        No
    Copies of tax returns filed during reporting period                         Available        No
Summary of Unpaid Postpetition Debts                            MOR 4              Yes           No
    Listing of aged accounts payable                                            Available        No
Accounts Receivable Reconciliation and Aging                    MOR 5              Yes           No
Debtor Questionnaire                                            MOR 5              Yes           No



I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


/s/ R. Michael McEntee                        4/25/2003
---------------------------------------      --------------------------------
Signature of Authorized Individual           Date

R. Michael McEntee                           Vice President
---------------------------------------      --------------------------------
Printed Name of Authorized Individual        Title of Authorized Individual



FANSTEEL INC.                                                           CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  March 31, 2003
                                                                                ----------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR-1)

                                           CURRENT MONTH                  CUMULATIVE FILING TO DATE
                                 ---------------------------------     ------------------------------
                                     ACTUAL           PROJECTED            ACTUAL        PROJECTED
                                 --------------   ----------------     -------------   --------------
RECEIPTS
--------
A/R Collections                    $ 3,647,444       $ 4,029,250        $ 58,791,620    $ 59,830,297
Loans                                        -                 -                   -               -
Sale of Assets                               -                 -           2,350,183       2,200,000
InterCompany Transfers                 285,952           350,000           1,709,804       2,156,000
Other                                   56,782            39,000           6,117,481       5,886,057

                                 --------------   ---------------     ---------------   -------------
     Total Receipts                  3,990,178         4,418,250          68,969,088      70,072,354
                                 --------------   ---------------     ---------------   -------------

DISBURSEMENTS
-------------

Net Payroll                            719,334           720,052          11,163,148      11,584,241
Payroll Taxes                          335,912           330,004           5,128,355       5,277,898
Accounts Payable                     1,521,795         1,519,831          26,377,971      26,941,218
Profit Sharing / Pension                99,866           122,000           2,201,075       2,407,947
Insurance                              559,528           553,808           8,652,642       9,552,587
Commissions                            110,048           115,900           1,621,078       2,082,365
Utilities                              270,142           227,730           2,793,633       2,850,537
Leases / Rents                          35,303            24,699             436,381         577,309
Bank Service Charges                         -                 -                   -               -
Loans                                        -                 -                   -               -
Professional Fees-Bankruptcy           631,419           803,578           5,809,691       6,479,030
Capital Expenditures                     3,750            10,000             478,612         277,300
US Trustee Fees                              -                 -              36,250          36,250
Court Costs                                  -                 -                   -               -

                                 --------------   ---------------     ---------------   -------------
     Total disbursements             4,287,097         4,427,602          64,698,837      68,066,681
                                 --------------   ---------------     ---------------   -------------


NET CASH FLOW                     $   (296,920)     $     (9,352)      $   4,270,251     $ 2,005,673
-------------
                                 ==============   ===============     ===============   =============


FANSTEEL INC.                                                           CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  March 31, 2003
                                                                                ----------------

BANK RECONCILIATION (MOR-1) (CONT.)
                                      Account                                  Book
Balance per Books                      Number       Account Type             Balance
                                    -----------  ------------------       ------------
 Petty Cash                             N/A        Petty cash               $    8,507

   National City Bank              884096887        Operational              4,252,043

   National City - Schulz           18082912        Disbursement                     -

   National City - Schulz         5300011495        Payroll                          -

   National City - CBCA                    -        Health Insurance           (55,093)

   Corporate Payroll                       -        Clearing                         -

   First Midwest Bank                0173906        Petty Cash                   1,134

   Mellon Bank                       0111587        Operational                      -

   National City Bank              884157627        Blocked                    961,051

   National City Bank              884096879        Payroll                          -

   National City Bank              884157643        Benefit Bank                  (800)

   National City Bank              884096908        Health Insurance           (31,807)

   Schulz Escrow Account           884264502        Schulz Sale                918,637

   National City                   884096772        Operational                (93,371)

   Mellon Bank                       1465820        Payroll                          -

   National City Bank              884096799        Disbursement               (19,103)

   Bank One                        261379147        Payroll                      1,669

   National City Bank              884156747        Disbursements              (50,467)

   Payroll Clearing                        -        Clearing                         -

   National City Bank               18081568        Disbursements             (139,729)

   National City Bank               18081576        Payroll                          -

   National City Bank              884096780        Operational                (61,310)

   Hancock Bank                   01-0101494        Payroll                      5,202

   Bancorp South                    06582837        Operational                  6,355

   National City                   658912591        Payroll                      5,677

                                                                           -----------
                                                                            $5,708,595
                                                                           ===========

Bank reconciliations are available.



FANSTEEL INC.                                                           CASE #  02-10109 (JJF)
                                                                                ---------------
                                                              REPORTING PERIOD  March 31, 2003
                                                                                ---------------

STATEMENT OF OPERATIONS (MOR-2)
                                                   Month of           CUMULATIVE
                                                  March, 2003       FILING TO DATE
                                                --------------      ----------------
Gross Sales                                       $ 3,659,827        $ 56,879,580
Less: Defective mat'l returned                              -                   -
        Sales allowances                                    -             161,349
        Cash discounts                                 13,935             299,703
                                                --------------      --------------
           Total sales deductions                      13,935             461,052
                                                --------------      --------------
        NET SALES                                   3,645,892          56,418,528
                                                --------------      --------------
Cost of Sales                                       3,164,501          55,436,942
                                                --------------      --------------
        GROSS PROFIT                                  481,391             981,586
                                                --------------      --------------
Selling, General & Admin. Expense
    Selling expense                                   250,214           4,129,131
    General & Admin. expense                          628,955           8,576,576
    Corporate Fees                                   (218,000)         (2,866,106)
                                                --------------      --------------
      Total S G & A and Environ. Expense              661,169           9,839,601
                                                --------------      --------------
        OPERATING INCOME                             (179,778)         (8,858,015)
                                                --------------      --------------
OTHER INCOME (EXPENSE)
    Income (Loss) from Investment in
         Subsidiaries                                       -            (968,257)
    Other Income (Expense)                            (20,524)         10,768,884
    Interest Income (Expense)                         (42,141)           (415,616)
                                                --------------      --------------
        Other Income (Expense)                        (62,665)          9,385,011
                                                --------------      --------------
INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                             (242,443)            526,996
                                                --------------      --------------
REORGANIZATION ITEMS
    Professional Fees                                 219,438           3,672,152
    US Trustee Quarterly Fees                               -              36,250
    (Gain) Loss from sale of equipment                      -                   -
    Other Reorganization Expenses                           -                   -
                                                --------------      --------------
        Total Reorganization Items                    219,438           3,708,402
                                                --------------      --------------
INCOME (LOSS) BEFORE TAXES                           (461,881)         (3,181,406)

Provision for Taxes                                   (40,000)            439,000
                                                --------------      --------------
NET INCOME (LOSS)                               $    (421,881)      $  (3,620,406)
                                                ==============      ==============

FANSTEEL INC.                                                           CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  March 31, 2003
                                                                                ----------------

BALANCE SHEET (MOR-3)
                                                         3/31/03            1/15/02
                                                     ---------------      ------------
ASSETS
-------------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents           $     4,789,958      $  1,438,344
    Restricted cash and cash equivalents                     918,637                 -
    Accounts receivable - net                              7,244,782        14,281,299
    Inventories - net                                      5,505,654        13,747,533
    Other assets - current                                 1,738,778           805,785
                                                     ---------------      ------------
           TOTAL CURRENT ASSETS                           20,197,809        30,272,961
                                                     ---------------      ------------
OTHER ASSETS
    Deferred income taxes                                          -                 -
    Intercompany receivable                               36,379,539        35,224,200
    Investment in subsidiaries                            10,131,855        15,221,175
    Other                                                  6,605,779           120,306
                                                     ---------------      ------------
           TOTAL OTHER ASSETS                             53,117,173        50,565,681
                                                     ---------------      ------------
PROPERTY, PLANT AND EQUIPMENT
    Land                                                     381,348           381,348
    Buildings                                              5,021,497         4,925,497
    Machinery and equipment                               36,578,244        35,951,210
                                                     ---------------      ------------
           Total property, plant and equipment            41,981,089        41,258,055
    Less: Accum. depreciation and amortization            35,512,172        34,547,637
                                                     ---------------      ------------
           NET PROPERTY, PLANT AND EQUIPMENT               6,468,917         6,710,418
                                                     ---------------      ------------
TOTAL ASSETS                                         $    79,783,899      $ 87,549,060
                                                     ===============      ============

LIABILITIES & SHAREHOLDERS' EQUITY                       3/31/03            1/15/02
-------------------------------------------------    ---------------      ------------
LIABILITIES (POSTPETITION)
-------------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt                $             -      $          -
    Accounts payable                                       3,001,602                 -
    Accrued liabilities                                    7,084,070                 -
    Accrued income taxes                                           -                 -
    Dividends payable                                              -                 -
                                                     ---------------      ------------
           TOTAL CURRENT LIABILITIES                      10,085,672                 -
                                                     ---------------      ------------
LONG-TERM DEBT - SECURED                                           -                 -
                                                     ---------------      ------------
OTHER LIABILITIES
    Disc. operations and environ. remediation                      -                 -
    Deferred income taxes                                          -                 -
    Intercompany payable                                   1,978,018                 -
    Long-term pension liability                            8,284,085                 -
                                                     ---------------      ------------
           TOTAL OTHER LIABILITIES                        10,262,103                 -
                                                     ---------------      ------------
TOTAL LIABILITIES (POSTPETITION)                          20,347,775                 -
                                                     ---------------      ------------


LIABILITIES (PREPETITION)
-------------------------------------------------
    Secured debt                                                   -                 -
    Priority debt 1                                          910,432         5,336,367
    Unsecured debt                                        78,301,171        90,565,733
    Intercompany payable                                  26,579,677        27,899,610
                                                     ---------------      ------------
TOTAL LIABILITIES (PREPETITION)                          105,791,280       123,801,710
                                                     ---------------      ------------
TOTAL LIABILITIES                                        126,139,055       123,801,710
                                                     ---------------      ------------
SHAREHOLDERS' EQUITY
    Common stock                                          21,747,145        21,747,145
    Capital in excess of par value                           316,000           316,000
    Equity - unearned compensation                                 -            (4,903)
    Minimum pension liability adjustment                 (19,511,003)      (13,024,000)
    Foreign currency translation adjustment                        -                 -
    Retained earnings - prepetition                      (45,286,892)      (45,286,892)
    Retained earnings - postpetition                      (3,620,406)                -
                                                     ---------------      ------------
           TOTAL SHAREHOLDERS' EQUITY                    (46,355,156)      (36,252,650)
                                                     ---------------      ------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY           $    79,783,899      $ 87,549,060
                                                     ===============      ============

1 Priority debts at January 15, 2002 which were related to wages, salaries, commissions, and contributions for employee benefit plans, were paid based on first day motions.


FANSTEEL INC.                                                           CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  March 31, 2003
                                                                                ----------------

STATUS OF POST PETITION TAXES (MOR-4)
---------------------------------------------------------------------------------------------
                                                                             Tax Liability
                                 Beginning       Amt. Withheld      Amount     at end of
FEDERAL TAXES:                 Tax Liability     or Amt. of Tax      Paid    Current Month
---------------------------------------------------------------------------------------------
Withholding                          50,827          137,982       136,439        52,370
FICA-Employee                        28,220           83,023        81,498        29,745
FICA-Employer                        28,220           83,024        81,498        29,746
Unemployment                          7,865            1,705             0         9,570
Income Tax                                0                0             0             0
Foreign Income Tax                        0                0             0             0
Other                                     0                0             0             0
                                ----------------------------------------------------------
   TOTAL FEDERAL TAXES           $  115,132         $305,734      $299,435    $  121,431
                                ----------------------------------------------------------
STATE AND LOCAL TAXES:
Withholding                          24,956           40,147        36,477        28,626
Unemployment                         52,214            1,743             0        53,957
Sales                                51,931               64         1,631        50,364
Income Tax                                0                0             0             0
Real Property                        87,336           15,796             0       103,132
Personal Property                    22,268            1,500             0        23,768
Other: Local                            102                0             0           102
                                ----------------------------------------------------------
  TOTAL STATE AND LOCAL TAXES    $  238,807       $   59,250      $ 38,108    $  259,949
                                ----------------------------------------------------------
TOTAL POST PETITION TAXES        $  353,939       $  364,984      $337,543    $  381,380
                                ==========================================================



SUMMARY OF UNPAID POSTPETITION DEBT (MOR-4)
---------------------------------------------------------------------------------------------------------------
                                                           Number of Days Past Due
                                   ----------------------------------------------------------------------------
                                       Current   30 days    31-60 days    61-90 days   over 90 days      Total
---------------------------------------------------------------------------------------------------------------
Accounts Payable                      3,001,602    0           0             0             0          3,001,602
Wages Payable                         2,205,399    0           0             0             0          2,205,399
Taxes Payable (Other than income)       381,380    0           0             0             0            381,380
Professional Fees                       864,496    0           0             0             0            864,496
Rent/Lease - Building                         0    0           0             0             0                  0
Rent/Lease - Equipment                        0    0           0             0             0                  0
Other Accrued Liabilities             3,632,795    0           0             0             0          3,632,795
Income Taxes Payable                          0    0           0             0             0                  0
Secured Debt                                  0    0           0             0             0                  0
Intercompany Payable                  1,978,018    0           0             0             0          1,978,018
Other LT Liabilities                  8,284,085    0           0             0             0          8,284,085
                                   ----------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS            $20,347,775   $0          $0            $0            $0        $20,347,775
                                   ============================================================================

FANSTEEL INC.                                                           CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  March 31, 2003
                                                                                ----------------

DETAIL OF POSTPETITION TAXES PAID (MOR-4)

------------------------------------------------------------------------------------------
                                              Dates           Amount         Check Nos.
Description of Tax          State             Paid             Paid           or EFT
------------------------------------------------------------------------------------------
State Withholding           California       3/04/03          2,734           98590
State Withholding           California       3/11/03          2,522           98640
State Withholding           California       3/18/03          2,335           98725
State Withholding           California       3/25/03          2,648           98781
State Withholding           Connecticut      3/06/03            967           98615
State Withholding           Connecticut      3/13/03          1,121           98655
State Withholding           Connecticut      3/20/03          1,077           98761
State Withholding           Connecticut      3/27/03          1,109           98798
State Withholding           Illinois         3/06/03          1,400           98618
State Withholding           Illinois         3/20/03          1,604           98767
State Withholding           Indiana          3/03/03            272           98553
State Withholding           Kentucky         3/04/03            675           98598
State Withholding           Kentucky         3/06/03            705           98636
State Withholding           Kentucky         3/25/03            711           98788
State Withholding           Mississippi      3/13/03          4,245           98665
State Withholding           New Jersey       3/13/03            187           98667
State Withholding           Oklahoma         3/13/03          1,518           98668
State Withholding           Pennsylvania     3/04/03          4,736           98604
State Withholding           Pennsylvania     3/18/03          4,859           98739
State Withholding           Wisconsin        3/13/03            512           98670
State Withholding           Wisconsin        3/27/03            540           98815
Sales Tax - Monthly         Mississippi      3/20/03          1,150           98769
Sales Tax - Monthly         Ohio             3/20/03             52           98772
Sales Tax - Annual          New York         3/20/03            429           98770
FICA & Fed W/H              Federal          3/5/03          98,927            EFT
FICA & Fed W/H              Federal          3/12/03         50,868            EFT
FICA & Fed W/H              Federal          3/19/03         99,228            EFT
FICA & Fed W/H              Federal          3/26/03         50,412            EFT


                                                         ------------
TOTAL POST PETITION TAXES PAID                             $ 337,543
                                                         ============


FANSTEEL INC.                                                           CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  March 31, 2003
                                                                                ----------------
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (MOR-5)

-----------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION
-----------------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period           8,560,715
PLUS Amounts billed during the period                                        3,634,387
LESS Amounts collected during the period                                     3,647,444
                                                                        ----------------
Total Accounts Receivable at the end of the reporting period                $8,547,658
                                                                        ================


-----------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
-----------------------------------------------------------------------------------------
0-30 days old                                                                3,942,379
31-60 days old                                                               2,145,660
61-90 days old                                                                 778,931
91+ days old                                                                 1,680,688
                                                                        ----------------
Total Accounts Receivable                                                    8,547,658
Amount considered uncollectible (bad debt)                                   1,409,636
                                                                        ----------------
Accounts Receivable (Net) at the end of the current period                  $7,138,022
                                                                        ================




DEBTOR QUESTIONNAIRE

-------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                                   YES     NO
-------------------------------------------------------------------------------------------
1.   Have any assets been sold or transferred outside the normal course of
     business this reporting period? If yes, provide an explanation below.              x
2.   Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an
     explanation below.                                                                  x
3.   Have all postpetition tax returns been timely filed? If no, provide an
     explanation below.                                                         x
4.   Are workers compensation and general liability and other necessary
     insurance coverages in effect? If no, provide an explanation below.        x


EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACHED SEPARATE SCHEDULE.)
------------

1.


2.


3.


4.


                                                                                EXHIBIT 99.2


AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  March 31, 2003
                                                                                ----------------
MONTHLY OPERATING REPORT
                                                                                  DOCUMENT      EXPLANATION
                                                                 FORM NO.         ATTACHED        ATTACHED
                                                               --------------   ------------   --------------
REQUIRED DOCUMENTS

Schedule of Cash Receipts and Disbursements                     MOR 1               Yes            No
        Bank Reconciliations                                    MOR 1 (cont)     Available         No
        Copies of bank statements                                                Available         No
        Cash disbursement journals                                               Available         No
Statement of operations                                         MOR 2               Yes            No
Balance Sheet                                                   MOR 3               Yes            No
Status of Postpetition Taxes                                    MOR 4               Yes            No
        Copies of payment receipts                                               Available         No
        Copies of tax returns filed during reporting period                      Available         No
Summary of Unpaid Postpetition Debts                            MOR 4               Yes            No
        Listing of aged accounts payable                                         Available         No
Accounts Receivable Reconciliation and Aging                    MOR 5               Yes            No
Debtor Questionnaire                                            MOR 5               Yes            No


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ R. Michael McEntee                          4/25/2003
-----------------------------------------    -----------------------------------
Signature of Authorized Individual           Date

R. Michael McEntee                           Vice President
-----------------------------------------    -----------------------------------
Printed Name of Authorized Individual        Title of Authorized Individual


AMERICAN SINTERED TECHNOLOGIES, INC.                                   CASE #   02-10109 (JJF)
                                                                                ----------------
                                                             REPORTING PERIOD   March 31, 2003
                                                                                ----------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR-1)

                                     CURRENT MONTH                  CUMULATIVE FILING TO DATE
                              ----------------------------     ---------------------------------
                                ACTUAL        PROJECTED            ACTUAL            PROJECTED
                              ------------   -------------     ---------------    --------------
RECEIPTS
--------

A/R Collections                $ 800,322      $ 1,000,000        $ 11,387,057      $ 11,438,257
Loans                                  -                -                   -                 -
Sale of Assets                         -                -                   -                 -
InterCompany Transfers            80,774                -          (1,249,485)        (646,000)
Other                                402                -              16,185             1,382

                              -----------   --------------     ---------------    --------------
     Total Receipts              881,498        1,000,000          10,153,757        10,793,639
                              -----------   --------------     ---------------    --------------

DISBURSEMENTS
-------------

Net Payroll                       95,142           90,000           1,381,241         1,430,788
Payroll Taxes                     40,782           38,000             679,898           598,317
Accounts Payable                 754,640          732,000           7,225,160         7,020,714
Profit Sharing / Pension               -                -                   -                 -
Insurance                          5,935            3,000             281,653           370,412
Commissions                       19,320           22,000             380,503           366,892
Utilities                         25,019           27,000             294,344           388,925
Leases / Rents                         -                -                   -                 -
Bank Service Charges                   -                -                   -                 -
Loans                                  -                -                   -                 -
Professional Fees-Bankruptcy           -                -                   -                 -
Capital Expenditures                   -                -               1,741             2,000
US Trustee Fees                        -                -              15,250            15,250
Court Costs                            -                -                   -                 -
                              -----------   --------------     ---------------    --------------
     Total disbursements         940,838          912,000          10,259,790        10,193,298
                              -----------   --------------     ---------------    --------------

NET CASH FLOW                 $  (59,340)   $      88,000      $     (106,033)    $     600,341
-------------                 ===========   ==============     ===============    ==============



AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  March 31, 2003
                                                                                ----------------

BANK RECONCILIATION (MOR 1 CONTINUED)
                                           Account                      Book
Balance per Books                          Number      Account Type    Balance
                                          ---------   -------------   ---------

  Petty Cash                                 N/A       Petty cash     $    300

  National City Bank of PA                239732043    Payroll           3,074

  National City Bank                      884096860    Disbursement    (91,454)

                                                       $     -               -

                                                       $     -               -

                                                                      ---------
                                                                      $(88,080)
                                                                      =========

Bank reconciliations are available.




AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  March 31, 2003
                                                                                ----------------
STATEMENT OF OPERATIONS (MOR-2)

                                             Month of            CUMULATIVE
                                           March 2003         FILING TO DATE
                                          ---------------    ------------------

Gross Sales                                  $   990,661         $12,057,604
Less: Defective mat'l returned                         -                   -
         Sales allowances                              -               9,037
         Cash discounts                            5,367              70,811
                                          ---------------    ----------------
            Total sales deductions                 5,367              79,848
                                          ---------------    ----------------

         NET SALES                               985,294          11,977,756
                                          ---------------    ----------------

Cost of Sales                                    781,201           9,834,879
                                          ---------------    ----------------

         GROSS PROFIT                            204,093           2,142,877
                                          ---------------    ----------------

Selling, General & Admin. Expense
    Selling expense                               72,456             812,613
    General & Admin. expense                      41,093             465,693
    Corporate Fees                                34,000             171,855
                                          ---------------    ----------------
      Total S G & A and Environ. Expense         147,549           1,450,161
                                          ---------------    ----------------

         OPERATING INCOME                         56,544             692,716
                                          ---------------    ----------------

OTHER INCOME (EXPENSE)
    Other Income (Expense)                             -              13,901
    Interest Expense                                   -              (3,435)
                                          ---------------    ----------------
         Other Income (Expense)                        -              10,466
                                          ---------------    ----------------

INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                          56,544             703,182
                                          ---------------    ----------------

REORGANIZATION ITEMS
    Professional Fees                             31,000             256,250
    US Trustee Quarterly Fees                          -              15,250
    (Gain) Loss from sale of equipment                 -                   -
    Other Reorganization Expenses                      -                   -
                                          ---------------    ----------------
         Total Reorganization Items               31,000             271,500
                                          ---------------    ----------------

INCOME (LOSS) BEFORE TAXES                        25,544             431,682

Provision for Taxes                               10,000             161,000
                                          ---------------    ----------------

NET INCOME (LOSS)                               $ 15,544           $ 270,682
                                          ===============    ================



AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  March 31, 2003
                                                                                ----------------

BALANCE SHEET (MOR-3)
                                                      3/31/03         1/15/02
                                                    ------------    ------------
ASSETS
------------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents              ($88,080)      $ 17,953
    Restricted cash and cash equivalents                       -              -
    Accounts receivable - net                          1,504,056        894,078
    Inventories - net                                    338,147        549,646
    Other assets - current                                28,351          7,707
                                                    ------------    ------------
           TOTAL CURRENT ASSETS                        1,782,474      1,469,384
                                                    ------------    ------------
OTHER ASSETS
    Deferred income taxes                                      -              -
    Intercompany receivable                            1,294,372              -
    Investment in subsidiaries                                 -              -
    Other - goodwill                                   2,207,060      2,207,060
                                                    ------------    ------------
           TOTAL OTHER ASSETS                          3,501,432      2,207,060
                                                    ------------    ------------
PROPERTY, PLANT AND EQUIPMENT
    Land                                                  84,000         84,000
    Buildings                                            848,037        848,037
    Machinery and equipment                            4,774,346      4,772,863
                                                    ------------    ------------
           Total property, plant and equipment         5,706,383      5,704,900
    Less: Accum. depreciation and amortization         2,659,668      2,058,295
                                                    ------------    ------------
           NET PROPERTY, PLANT AND EQUIPMENT           3,046,715      3,646,605
                                                    ------------    ------------
TOTAL ASSETS                                         $ 8,330,621    $ 7,323,049
                                                    ============    ============

LIABILITIES & SHAREHOLDERS' EQUITY                     3/31/03         1/15/02
------------------------------------------------    -------------   ------------
LIABILITIES (POSTPETITION)
------------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt                $         -    $         -
    Accounts payable                                     631,165              -
    Accrued liabilities                                  502,371              -
    Accrued income taxes                                 156,133              -
    Dividends payable                                          -              -
                                                    ------------    ------------
           TOTAL CURRENT LIABILITIES                   1,289,669              -
                                                    ------------    ------------
LONG-TERM DEBT - SECURED                                       -              -
                                                    ------------    ------------
OTHER LIABILITIES
    Disc. operations and environ. remediation                  -              -
    Deferred income taxes                                      -              -
    Intercompany payable                                  31,197              -
    Long-term pension liability                                -              -
                                                    ------------    ------------
           TOTAL OTHER LIABILITIES                        31,197              -
                                                    ------------    ------------
TOTAL LIABILITIES (POSTPETITION)                       1,320,866              -
                                                   ------------    ------------


LIABILITIES (PREPETITION)
------------------------------------------------
    Secured debt                                       1,056,640      1,056,640
    Priority debt 1                                      154,826        306,530
    Unsecured debt                                       760,798      1,206,760
    Intercompany payable                               4,381,637      4,367,947
                                                    ------------    ------------
TOTAL LIABILITIES (PREPETITION)                        6,353,901      6,937,877
                                                    ------------    ------------
TOTAL LIABILITIES                                      7,674,767      6,937,877
                                                    ------------    ------------
SHAREHOLDERS' EQUITY
    Common stock                                             100            100
    Capital in excess of par value                             -              -
    Equity - unearned compensation                             -              -
    Minimum pension liability adjustment                       -              -
    Foreign currency translation adjustment                    -              -
    Retained earnings - prepetition                      385,072        385,072
    Retained earnings - postpetition                     270,682              -
                                                    ------------    ------------
           TOTAL SHAREHOLDERS' EQUITY                    655,854        385,172
                                                    ------------    ------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY           $ 8,330,621    $ 7,323,049
                                                    ============    ============

1 Priority debts at January 15, 2002 which were related to wages, salaries, commissions, and contributions for employee benefit plans were paid based on first day motions.



AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  March 31, 2003
                                                                                ----------------

STATUS OF POST PETITION TAXES (MOR-4)

-----------------------------------------------------------------------------------------------
                                                                                Tax Liability
                                       Beginning     Amt. Withheld    Amount      at end of
FEDERAL TAXES:                       Tax Liability   or Amt. of Tax    Paid     Current Month
-----------------------------------------------------------------------------------------------
Withholding                                 0           16,257         16,257              0
FICA-Employee                           2,795           10,670         10,366          3,099
FICA-Employer                           2,795           10,671         10,365          3,101
Unemployment                            3,336              835              0          4,171
Income Tax                            128,133            9,000              0        137,133
Foreign Income Tax                          0                0              0              0
Other:                                      0                0              0              0
                                  -------------------------------------------------------------
   TOTAL FEDERAL TAXES               $137,059          $47,433        $36,988       $147,504
                                  -------------------------------------------------------------

STATE AND LOCAL TAXES:
---------------------
Withholding                             1,570            5,151          3,794          2,927
Unemployment                           14,885            7,401              0         22,286
Sales                                       0                0              0              0
Income Tax                             18,000            1,000              0         19,000
Real Property                           3,615           (8,878)             0         (5,263)
Personal Property                           0                0              0              0
Other: Describe                             0                0              0              0
                                  -------------------------------------------------------------
  TOTAL STATE AND LOCAL TAXES         $38,070           $4,674         $3,794        $38,950
                                  -------------------------------------------------------------
                                  -------------------------------------------------------------
TOTAL POST PETITION TAXES            $175,129          $52,107        $40,782       $186,454
                                  =============================================================



SUMMARY OF UNPAID POSTPETITION DEBT (MOR-4)


---------------------------------------------------------------------------------------------------------------------
                                                                     Number of Days Past Due
                                   ----------------------------------------------------------------------------------
                                     Current       30 days   31-60 days   61-90 days     over 90 days       Total
---------------------------------------------------------------------------------------------------------------------

Accounts Payable                       631,165         0         0            0             0             631,165
Wages Payable                          353,432         0         0            0             0             353,432
Taxes Payable (Other than income)       30,321         0         0            0             0              30,321
Professional Fees                            0         0         0            0             0                   0
Rent/Lease - Building                        0         0         0            0             0                   0
Rent/Lease - Equipment                       0         0         0            0             0                   0
Other Accrued Liabilities              118,618         0         0            0             0             118,618
Income Taxes Payable                   156,133         0         0            0             0             156,133
Secured Debt                                 0         0         0            0             0                   0
Intercompany Payable                    31,197         0         0            0             0              31,197
Other LT Liabilities                         0         0         0            0             0                   0
                                   ----------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS            $1,320,866        $0        $0           $0            $0          $1,320,866
                                   ==================================================================================


AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  March 31, 2003
                                                                                ----------------

DETAIL OF POSTPETITION TAXES PAID (MOR-4)

--------------------------------------------------------------------------------
                            Dates         Amount              Check Nos.
Description of Tax          Paid           Paid                or EFT
--------------------------------------------------------------------------------
FICA and Federal           03/13/03       $16,867                EFT
FICA and Federal           03/26/03        20,121                EFT
State withholding          03/15/03         1,745               12628
State withholding          03/31/03         2,049               12760























                                      ------------
TOTAL POST PETITION TAXES PAID            $40,782
                                      ============



AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  March 31, 2003
                                                                                ----------------
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (MOR-5)

--------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION
--------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period    $1,326,077
PLUS Amounts billed during the period                                    985,373
LESS Amounts collected during the period                                 800,322
                                                                      ----------
Total Accounts Receivable at the end of the reporting period          $1,511,128
                                                                      ==========

--------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
--------------------------------------------------------------------------------
0-30 days old                                                          1,286,741
31-60 days old                                                           209,844
61-90 days old                                                             9,716
91+ days old                                                               4,827
                                                                      ----------
Total Accounts Receivable                                              1,511,128
Amount considered uncollectible (bad debt)                                 7,072
                                                                      ----------
Accounts Receivable (Net) at the end of the current period            $1,504,056
                                                                      ==========



DEBTOR QUESTIONNAIRE

--------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                   YES       NO
--------------------------------------------------------------------------------
1.   Have any assets been sold or transferred outside the
     normal course of business this reporting period? If yes,
     provide an explanation below.                                        x
2.   Have any funds been disbursed from any account other
     than a debtor in possession account this reporting
     period?  If yes, provide an explanation below.                       x
3.   Have all postpetition tax returns been timely filed? If
     no, provide an explanation below.                           x
4.   Are workers compensation and general liability and
     other necessary insurance coverages in effect?  If no,
     provide an explanation below.                               x


EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACHED SEPARATE SCHEDULE.)
------------
1.



2.



3.



4.



                                                                                EXHIBIT 99.3


CUSTOM TECHNOLOGIES CORP.                                               CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  March 31, 2003
                                                                                -----------------
MONTHLY OPERATING REPORT

                                                                         DOCUMENT          EXPLANATION
                                                            FORM NO.      ATTACHED          ATTACHED
                                                          ------------   -------------    --------------
REQUIRED DOCUMENTS
Schedule of Cash Receipts and Disbursements               MOR 1          None
    Bank Reconciliations                                  MOR 1 (cont)   None
    Copies of bank statements                                            None
    Cash disbursement journals                                           None
Statement of operations                                   MOR 2          Attached
Balance Sheet                                             MOR 3          Attached
Status of Postpetition Taxes                              MOR 4          None
    Copies of payment receipts                                           None
    Copies of tax returns filed during reporting period                  None
Summary of Unpaid Postpetition Debts                      MOR 4          None
    Listing of aged accounts payable                                     None
Accounts Receivable Reconciliation and Aging              MOR 5          None
Debtor Questionnaire                                      MOR 5          Attached



I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ R. Michael McEntee                           4/25/2003
----------------------------------------       ---------------------------------
Signature of Authorized Individual             Date

R. Michael McEntee                             Treasurer
----------------------------------------       ---------------------------------
Printed Name of Authorized Individual          Title of Authorized Individual



CUSTOM TECHNOLOGIES CORP.                                               CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  March 31, 2003
                                                                                -----------------
STATEMENT OF OPERATIONS (MOR-2)

                                             Month of            CUMULATIVE
                                            March 2003         FILING TO DATE
                                          ---------------    ------------------

Gross Sales                                  $         -         $         -
Less: Defective mat'l returned                         -                   -
         Sales allowances                              -                   -
         Cash discounts                                -                   -
                                          ---------------    ----------------
            Total sales deductions                     -                   -
                                          ---------------    ----------------

         NET SALES                                     -                   -
                                          ---------------    ----------------

Cost of Sales                                          -                   -
                                          ---------------    ----------------

         GROSS PROFIT                                  -                   -
                                          ---------------    ----------------

Selling, General & Admin. Expense
    Selling expense                                    -                   -
    General & Admin. expense                           -                   -
    Corporate Fees                                     -                   -
                                          ---------------    ----------------
      Total S G & A and Environ. Expense               -                   -
                                          ---------------    ----------------

         OPERATING INCOME                              -                   -
                                          ---------------    ----------------

OTHER INCOME (EXPENSE)
    Income (Loss) from Investments
      in Subsidiaries                                  -          (1,255,380)
    Interest Expense                                   -                   -
                                          ---------------    ----------------
         Other Income (Expense)                        -          (1,255,380)
                                          ---------------    ----------------

INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                               -          (1,255,380)
                                          ---------------    ----------------

REORGANIZATION ITEMS
    Professional Fees                                  -                   -
    US Trustee Quarterly Fees                          -                   -
    (Gain) Loss from sale of equipment                 -                   -
    Other Reorganization Expenses                      -                   -
                                          ---------------    ----------------
         Total Reorganization Items                    -                   -
                                          ---------------    ----------------

INCOME (LOSS) BEFORE TAXES                             -          (1,255,380)

Provision for Taxes                                    -                   -
                                          ---------------    ----------------

NET INCOME (LOSS)                          $           -      $   (1,255,380)
                                          ===============    ================



CUSTOM TECHNOLOGIES CORP.                                               CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  March 31, 2003
                                                                                -----------------


BALANCE SHEET (MOR -3)
                                                           3/31/03                 1/15/02
                                                       ---------------          --------------
ASSETS
----------------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents              $           -           $           -
    Restricted cash and cash equivalents                            -                       -
    Accounts receivable - net                                       -                       -
    Inventories - net                                               -
    Other assets - current                                          -                       -
                                                        --------------          --------------
           TOTAL CURRENT ASSETS                                     -                       -
                                                        --------------          --------------
OTHER ASSETS
    Deferred income taxes                                           -                       -
    Intercompany receivable                             $   1,332,139               1,332,139
    Investment in subsidiaries                             38,374,978              39,630,358
    Other                                                           -                       -
                                                        --------------          --------------
           TOTAL OTHER ASSETS                              39,707,117              40,962,497
                                                        --------------          --------------
PROPERTY, PLANT AND EQUIPMENT
    Land                                                            -                       -
    Buildings                                                       -                       -
    Machinery and equipment                                         -                       -
                                                        --------------          --------------
           Total property, plant and equipment                      -                       -
    Less: Accum. depreciation and amortization                      -                       -
                                                        --------------          --------------
           NET PROPERTY, PLANT AND EQUIPMENT                        -                       -
                                                        --------------          --------------
TOTAL ASSETS                                            $  39,707,117           $  40,962,497
                                                        ==============          ==============


LIABILITIES & SHAREHOLDERS' EQUITY                          3/31/03                 1/15/02
----------------------------------------------------    --------------          --------------
LIABILITIES (POSTPETITION)
----------------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt                   $           -           $           -
    Accounts payable                                                -                       -
    Accrued liabilities                                             -                       -
    Accrued income taxes                                            -                       -
    Dividends payable                                               -                       -
                                                        --------------          --------------
           TOTAL CURRENT LIABILITIES                                -                       -
                                                        --------------          --------------
LONG-TERM DEBT - SECURED                                            -                       -
                                                        --------------          --------------
OTHER LIABILITIES
    Disc. operations and environ. remediation                       -                       -
    Deferred income taxes                                           -                       -
    Intercompany payable                                            -                       -
    Long-term pension liability                                     -                       -
                                                        --------------          --------------
           TOTAL OTHER LIABILITIES                                  -                       -
                                                        --------------          --------------
TOTAL LIABILITIES (POSTPETITION)                                    -                       -
                                                        --------------          --------------



LIABILITIES (PREPETITION)
----------------------------------------------------
    Secured debt                                                    -                       -
    Priority debt                                                   -                       -
    Unsecured debt                                                  -                       -
                                                        --------------          --------------
TOTAL LIABILITIES (PREPETITION)                                     -                       -
                                                        --------------          --------------
TOTAL LIABILITIES                                                   -                       -
                                                        --------------          --------------

SHAREHOLDERS' EQUITY
    Common stock                                                1,000                   1,000
    Capital in excess of par value                         23,380,700              23,380,700
    Equity - unearned compensation                                  -                       -
    Minimum pension liability adjustment                            -                       -
    Foreign currency translation adjustment                         -                       -
    Retained earnings - prepetition                        17,580,797              17,580,797
    Retained earnings - postpetition                       (1,255,380)                      -
                                                        --------------          --------------
           TOTAL SHAREHOLDERS' EQUITY                      39,707,117              40,962,497
                                                        --------------          --------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY              $  39,707,117           $  40,962,497
                                                        ==============          ==============


CUSTOM TECHNOLOGIES CORP.                                               CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  March 31, 2003
                                                                                -----------------



DEBTOR QUESTIONNAIRE (MOR - 5)                                                   YES       NO
                                                                                ------   ------
1.  Have any assets been sold or transferred outside of the normal course of business this reporting period? If yes, provide an explanation
    below.                                                                                 x


2.  Have any funds been disbursed from any accounts other than a debtor in possession account in this reporting period? If yes, provide an
    explanation below.                                                                    x


3.  Have all postpetition tax returns been timely filed? If no, provide an
    explanation below.                                                            x


4.  Are workers compensation, general liability and other necessary
    insurance coverages in effect? If no, provide an explanation below.           x


                                                                                EXHIBIT 99.4


ESCAST, INC.                                                            CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  March 31, 2003
                                                                                -----------------

MONTHLY OPERATING REPORT
                                                                                 DOCUMENT      EXPLANATION
                                                                 FORM NO.        ATTACHED       ATTACHED
                                                               ------------    ------------    -----------
REQUIRED DOCUMENTS
Schedule of Cash Receipts and Disbursements                    MOR 1              Yes             No
        Bank Reconciliations                                   MOR 1 (cont)    Available          No
        Copies of bank statements                                              Available          No
        Cash disbursement journals                                             Available          No
Statement of operations                                        MOR 2              Yes             No
Balance Sheet                                                  MOR 3              Yes             No
Status of Postpetition Taxes                                   MOR 4              Yes             No
        Copies of payment receipts                                             Available          No
        Copies of tax returns filed during reporting period                    Available          No
Summary of Unpaid Postpetition Debts                           MOR 4              Yes             No
        Listing of aged accounts payable                                       Available          No
Accounts Receivable Reconciliation and Aging                   MOR 5              Yes             No
Debtor Questionnaire                                           MOR 5              Yes             No



I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


/s/ R. Michael McEntee                         4/25/2003
---------------------------------------       ----------------------------------
Signature of Authorized Individual            Date

R. Michael McEntee                            Vice President
---------------------------------------       ----------------------------------
Printed Name of Authorized Individual         Title of Authorized Individual


ESCAST, INC.                                                            CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  March 31, 2003
                                                                                ----------------


SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR-1)

                                       CURRENT MONTH                CUMULATIVE FILING TO DATE
                              -------------------------------    -------------------------------
                                  ACTUAL          PROJECTED          ACTUAL          PROJECTED
                              -------------     -------------    --------------   --------------
RECEIPTS
--------

A/R Collections               $   1,797,925     $  1,680,000     $  17,528,222    $  17,341,774
Loans                                     -                -                 -                -
Sale of Assets                       29,359           25,000            29,359           25,000
InterCompany Transfers             (306,515)        (300,000)         (279,113)        (300,000)
Other                                 5,164                -             6,378                -

                              --------------    -------------    --------------   --------------
     Total Receipts               1,525,903        1,405,000        17,284,846       17,066,774
                              --------------    -------------    --------------   --------------

DISBURSEMENTS
-------------

Net Payroll                          78,764           83,992         1,245,058        1,220,615
Payroll Taxes                        31,102           29,366           474,451          464,013
Accounts Payable                  1,367,612        1,233,000        15,129,534       14,208,597
Profit Sharing / Pension                  -                -            15,128           15,000
Insurance                                 -                -            50,624           56,435
Commissions                          28,460           34,000           371,597          408,000
Utilities                             8,961            8,700           141,620          118,713
Leases / Rents                        6,284            6,700            85,702           83,096
Bank Service Charges                      -                -                 -                -
Loans                                     -                -                 -                -
Professional Fees-Bankruptcy              -                -                 -                -
Capital Expenditures                 28,040           28,000            28,040           28,000
US Trustee Fees                           -                -            24,250           24,250
Court Costs                               -                -                 -                -

                              --------------    -------------    --------------   --------------
     Total disbursements          1,549,222        1,423,758         17,566,003      16,626,719
                              --------------    -------------    --------------   --------------


NET CASH FLOW                 $     (23,289)     $   (18,758)     $   (281,157)   $     440,055
-------------                 ==============    =============    ==============   ==============



ESCAST, INC.                                                            CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  March 31, 2003
                                                                                ----------------

BANK RECONCILIATION (MOR 1 CONTINUED)
                                           Account                                   Book
Balance per Books                          Number          Account Type             Balance
                                        -------------    -----------------      --------------
   Petty Cash                           N/A              Petty cash             $       500

   American National Bank               18080278         Disbursement                     -

   National City Bank                   884096844        Disbursement              (221,188)

   Bank One                             2135-439-0104    Payroll                     11,195

   Texas Commerce Bank                  85808720641      Disbursement                 3,893

   Congress Financial                   Escrow-Sarasota  Restricted                  29,359

                                                                                --------------
                                                                                $  (176,241)
                                                                                ==============
Bank reconciliations are available.



ESCAST, INC.                                                            CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  March 31, 2003
                                                                                ----------------

STATEMENT OF OPERATIONS (MOR-2)

                                                      Month of       CUMULATIVE
                                                   March, 2003     FILING TO DATE
                                                  --------------   --------------
Gross Sales                                       $  1,733,081      $ 19,562,574
Less: Defective mat'l returned                           2,123            19,786
         Sales allowances                                1,142            12,829
         Cash discounts                                 15,840           117,155
                                                  -------------     -------------
            Total sales deductions                      19,105           149,770
                                                  -------------     -------------

         NET SALES                                   1,713,976        19,412,804
                                                  -------------     -------------

Cost of Sales                                        1,236,959        15,696,054
                                                  -------------     -------------

         GROSS PROFIT                                  477,017         3,716,750
                                                  -------------     -------------

Selling, General & Admin. Expense
    Selling expense                                     55,373           867,651
    General & Admin. expense                            62,576           835,359
    Corporate Fees                                      56,000           661,500
                                                  -------------     -------------
      Total S G & A and Environ. Expense               173,949         2,364,510
                                                  -------------     -------------

         OPERATING INCOME                              303,068         1,352,240
                                                  -------------     -------------

OTHER INCOME (EXPENSE)
    Income (Loss) from Investment in Subsidiaries            -           171,737
    Interest Expense                                         -                 -
                                                  -------------     -------------
         Other Income (Expense)                              -           171,737
                                                  -------------     -------------

INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                               303,068         1,523,977
                                                  -------------     -------------

REORGANIZATION ITEMS
    Professional Fees                                   52,000           524,750
    US Trustee Quarterly Fees                                -            24,250
    (Gain) Loss from sale of equipment                       -                 -
    Other Reorganization Expenses                            -                 -
                                                  -------------     -------------
         Total Reorganization Items                     52,000           549,000
                                                  -------------     -------------

INCOME (LOSS) BEFORE TAXES                             251,068           974,977

Provision for Taxes                                     93,887           319,597
                                                  -------------     -------------

NET INCOME (LOSS)                                 $    157,181      $    655,380
                                                  =============     =============


ESCAST, INC.                                                            CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  March 31, 2003
                                                                                ----------------


BALANCE SHEET (MOR-3)
                                                                   3/31/03            1/15/02
                                                                -------------       -----------
ASSETS
-----------------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents                        $  (205,600)      $   104,916
    Restricted cash and cash equivalents                               29,359                 -
    Accounts receivable - net                                       2,796,828           956,901
    Inventories - net                                              1,270,718         1,085,331
    Other assets - current                                             21,084            72,557
                                                                -------------       -----------
           TOTAL CURRENT ASSETS                                     3,912,389         2,219,705
                                                                -------------       -----------
OTHER ASSETS
    Deferred income taxes                                                   -           575,991
    Intercompany receivable                                           815,150           316,912
    Investment in subsidiaries                                      2,790,894         2,619,157
    Other                                                               2,781                 -
                                                                -------------       -----------
           TOTAL OTHER ASSETS                                       3,608,825         3,512,060
                                                                -------------       -----------
PROPERTY, PLANT AND EQUIPMENT
    Land                                                               68,653            68,653
    Buildings                                                          96,949            84,942
    Machinery and equipment                                         4,340,851         4,300,918
                                                                -------------       -----------
           Total property, plant and equipment                      4,506,453         4,454,513
    Less: Accum. depreciation and amortization                      2,092,828         1,952,364
                                                                -------------       -----------
           NET PROPERTY, PLANT AND EQUIPMENT                        2,413,625         2,502,149
                                                                -------------       -----------
TOTAL ASSETS                                                       $9,934,839       $ 8,233,914
                                                                =============       ===========

LIABILITIES & SHAREHOLDERS' EQUITY                                 3/31/03            1/15/02
-----------------------------------------------------           -------------       -----------
LIABILITIES (POSTPETITION)
-----------------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt                          $            -       $         -
    Accounts payable                                                  673,862                 -
    Accrued liabilities                                               370,239                 -
    Accrued income taxes                                              242,089                 -
    Dividends payable                                                       -                 -
                                                                -------------       -----------
           TOTAL CURRENT LIABILITIES                                1,286,190                 -
                                                                -------------       -----------
LONG-TERM DEBT - SECURED                                                    -                 -
                                                                -------------       -----------
OTHER LIABILITIES
    Disc. operations and environ. remediation                               -                 -
    Deferred income taxes                                                   -                 -
    Intercompany payable                                              219,125                 -
    Long-term pension liability                                             -                 -
                                                                -------------       -----------
           TOTAL OTHER LIABILITIES                                    219,125                 -
                                                                -------------       -----------
TOTAL LIABILITIES (POSTPETITION)                                    1,505,315                 -
                                                                -------------       -----------



LIABILITIES (PREPETITION)
-----------------------------------------------------
    Secured debt                                                            -                 -
    Priority debt 1                                                    21,612           116,378
    Unsecured debt                                                  1,098,409         1,463,413
    Intercompany payable                                              839,825           839,825
                                                                -------------       -----------
TOTAL LIABILITIES (PREPETITION)                                     1,959,846         2,419,616
                                                                -------------       -----------
TOTAL LIABILITIES                                                   3,465,161         2,419,616
                                                                -------------       -----------

SHAREHOLDERS' EQUITY
    Common stock                                                        1,000             1,000
    Capital in excess of par value                                  4,067,259         4,067,259
    Equity - unearned compensation                                          -                 -
    Minimum pension liability adjustment                                    -                 -
    Foreign currency translation adjustment                                 -                 -
    Retained earnings - prepetition                                 1,746,039         1,746,039
    Retained earnings - postpetition                                  655,380                 -
                                                                -------------       -----------
           TOTAL SHAREHOLDERS' EQUITY                               6,469,678         5,814,298
                                                                -------------       -----------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                      $   9,934,839       $ 8,233,914
                                                                =============       ===========

1 Priority debts at January 15, 2002 which were related to wages, salaries, commissions, and contributions for employee benefit plans, were paid based on first day motions.


ESCAST, INC.                                                            CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  March 31, 2003
                                                                                ----------------


STATUS OF POST PETITION TAXES (MOR-4)
------------------------------------------------------------------------------------------------------
                                                                                      Tax Liability
                                     Beginning     Amt. Withheld       Amount           at end of
FEDERAL TAXES:                     Tax Liability   or Amt. of Tax       Paid          Current Month
------------------------------------------------------------------------------------------------------
Withholding                            1,243           13,523         13,554              1,212
FICA-Employee                              0            8,214          8,214                  0
FICA-Employer                             42            8,214          8,201                 55
Unemployment                              95               73             72                 96
Income Tax                           149,402           92,687              0            242,089
Foreign Income Tax                         0                0              0                  0
Other:                                     0                0              0                  0
                                   -------------------------------------------------------------------
   TOTAL FEDERAL TAXES              $150,782         $122,711        $30,041           $243,452
                                   -------------------------------------------------------------------
STATE AND LOCAL TAXES:
----------------------
Withholding                              876              774            774                876
Unemployment                             528              287            287                528
Sales                                  2,026                0              0              2,026
Income Tax                                 0                0              0                  0
Real Property                          3,638                0              0              3,638
Personal Property                          0                0              0                  0
Other: Describe                            0                0              0                  0
                                   -------------------------------------------------------------------
  TOTAL STATE AND LOCAL TAXES         $7,068           $1,061         $1,061             $7,068
                                   -------------------------------------------------------------------
                                   -------------------------------------------------------------------
TOTAL POST PETITION TAXES           $157,850         $123,772        $31,102           $250,520
                                   ===================================================================




----------------------------------------------------------------------------------------------------------------------------
                                                               Number of Days Past Due
                                 -------------------------------------------------------------------------------------------
                                       Current      30 days     31-60 days     61-90 days      over 90 days            Total
----------------------------------------------------------------------------------------------------------------------------
Accounts Payable                      673,862         0              0             0                0               673,862
Wages Payable                         138,302         0              0             0                0               138,302
Taxes Payable (Other than income)       8,431         0              0             0                0                 8,431
Professional Fees                           0         0              0             0                0                     0
Rent/Lease - Building                       0         0              0             0                0                     0
Rent/Lease - Equipment                      0         0              0             0                0                     0
Other Accrued Liabilities             223,506         0              0             0                0               223,506
Income Taxes Payable                  242,089         0              0             0                0               242,089
Secured Debt                                0         0              0             0                0                     0
Intercompany Payable                  219,125         0              0             0                0               219,125
Other LT Liabilities                        0         0              0             0                0                     0
                                 -------------------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS           $1,505,315        $0             $0            $0               $0            $1,505,315
                                 ===========================================================================================


ESCAST, INC.                                                            CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  March 31, 2003
                                                                                ----------------

DETAIL OF POSTPETITION TAXES PAID (MOR-4)
-----------------------------------------------------------------------------------------
                                            Dates         Amount             Check Nos.
Description of Tax                          Paid           Paid                or EFT
-----------------------------------------------------------------------------------------
All payroll taxes are paid by ADP                          31,102              EFT
      each week.






















                                                         ---------
TOTAL POST PETITION TAXES PAID                            $31,102
                                                         =========


ESCAST, INC.                                                            CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  March 31, 2003
                                                                                ----------------
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (MOR-5)

---------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION
---------------------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period          $  2,875,237
PLUS Amounts billed during the period                                          1,713,976
LESS Amounts collected during the period                                       1,797,925
                                                                            ------------
Total Accounts Receivable at the end of the reporting period                $  2,791,288
                                                                            ============

---------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
---------------------------------------------------------------------------------------------
0-30 days old                                                                  2,706,482
31-60 days old                                                                    12,548
61-90 days old                                                                    26,614
91+ days old                                                                      45,644
                                                                            ------------
Total Accounts Receivable                                                      2,791,288
Amount considered uncollectible (bad debt)                                        13,842
                                                                            ------------
Accounts Receivable (Net) at the end of the current period                  $  2,777,446
                                                                            ============


DEBTOR QUESTIONNAIRE
----------------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                                    YES          NO
----------------------------------------------------------------------------------------------------
1.   Have any assets been sold or transferred outside the normal course of
     business this reporting period? If yes, provide an explanation below.                     No

2.   Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an
     explanation below.                                                                        No

3.   Have all postpetition tax returns been timely filed? If no, provide an
     explanation below.                                                          Yes

4.   Are workers compensation and general liability and other necessary
     insurance coverages in effect? If no, provide an explanation below.         Yes


EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACHED SEPARATE SCHEDULE.)
-----------
1.


2.


3.


4.





                                                                                EXHIBIT 99.5


FANSTEEL HOLDINGS, INC.                                                 CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  March 31, 2003
                                                                                -----------------
MONTHLY OPERATING REPORT
                                                                               DOCUMENT      EXPLANATION
                                                                 FORM NO.      ATTACHED        ATTACHED
                                                               ------------   -----------   -------------

REQUIRED DOCUMENTS
Schedule of Cash Receipts and Disbursements                    MOR 1           Attached          No
        Bank Reconciliations                                   MOR 1 (cont)    Attached          No
        Copies of bank statements                                              Available         No
        Cash disbursement journals                                             None              No
Statement of operations                                        MOR 2           Attached          No
Balance Sheet                                                  MOR 3           Attached          No
Status of Postpetition Taxes                                   MOR 4           None              No
        Copies of payment receipts                                             None              No
        Copies of tax returns filed during reporting period                    None              No
Summary of Unpaid Postpetition Debts                           MOR 4           Attached          No
        Listing of aged accounts payable                                       None              No
Accounts Receivable Reconciliation and Aging                   MOR 5           None              No
Debtor Questionnaire                                           MOR 5           Attached          No



I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ R. Michael McEntee                            4/25/2003
----------------------------------------       ------------------------------
Signature of Authorized Individual             Date

R. Michael McEntee                             Treasurer
----------------------------------------       ------------------------------
Printed Name of Authorized Individual          Title of Authorized Individual


FANSTEEL HOLDINGS, INC.                                                 CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  March 31, 2003
                                                                                ----------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

                                        CURRENT MONTH         CUMULATIVE FILING TO DATE
                                 -------------------------    --------------------------
                                    ACTUAL      PROJECTED       ACTUAL      PROJECTED
                                 -----------  ------------    ----------  --------------

RECEIPTS
--------
A/R Collections                  $        -   $         -     $       -     $       -
Loans                                     -             -             -             -
Sale of Assets                            -             -             -             -
InterCompany Transfers                    -             -         1,000         1,000
Other                                     -             -             -             -
                                 -----------  ------------   -----------  -------------
     Total Receipts                       -             -         1,000         1,000
                                 -----------  ------------   -----------  -------------
DISBURSEMENTS
-------------
Net Payroll                               -             -             -             -
Payroll Taxes                             -             -             -             -
Accounts Payable                          -             -             -             -
Profit Sharing / Pension                  -             -             -             -
Insurance                                 -             -             -             -
Commissions                               -             -             -             -
Utilities                                 -             -             -             -
Leases / Rents                            -             -             -             -
Bank Service Charges                     17            18           258           258
Loans                                     -             -             -             -
Professional Fees-Bankruptcy              -             -             -             -
US Trustee Fees                           -             -         1,000         1,000
Court Costs                               -             -             -             -
                                 -----------  ------------   -----------  -------------
     Total disbursements                 17            18         1,258         1,258
                                 -----------  ------------   -----------  -------------

NET CASH FLOW                    $      (17)   $      (18)   $     (258)   $     (258)
-------------                    ===========  ============   ===========  =============



FANSTEEL HOLDINGS, INC.                                                 CASE #  02-10109 (JJF)
                                                                                ----------------
                                                            REPORTING PERIOD    March 31, 2003
                                                                                ----------------

BANK RECONCILIATION (MOR 1 CONTINUED)
                                          Account                        Book
Balance per Books                         Number       Account Type     Balance
                                       ------------  ---------------  ----------
   Wilmington Trust Company               2477-7626    Operational    $   627

                                                                            -

                                                                            -
                                                                      ----------
                                                                      $   627
                                                                      ==========

Bank reconciliations are available.



FANSTEEL HOLDINGS, INC.                                                 CASE #  02-10109 (JJF)
                                                                                ----------------
                                                            REPORTING PERIOD    March 31, 2003
                                                                                ----------------

STATEMENT OF OPERATIONS (MOR-2)

                                                     Month of            CUMULATIVE
                                                   March, 2003         FILING TO DATE
                                                 ---------------      -----------------
Gross Sales                                        $          -         $          -
Less: Defective mat'l returned                                -                    -
         Sales allowances                                     -                    -
         Cash discounts                                       -                    -
                                                 ---------------      -----------------
            Total sales deductions                            -                    -
                                                 ---------------      -----------------
         NET SALES                                            -                    -
                                                 ---------------      -----------------
Cost of Sales                                                 -                    -
                                                 ---------------      -----------------
         GROSS PROFIT                                         -                    -
                                                 ---------------      -----------------
Selling, General & Admin. Expense
    Selling expense                                           -                    -
    General & Admin. expense                                 17                7,996
    Corporate Fees                                            -               (1,000)
                                                 ---------------      -----------------
      Total S G & A and Environ. Expense                     17                6,996
                                                 ---------------      -----------------

         OPERATING INCOME                                   (17)              (6,996)
                                                 ---------------      -----------------
OTHER INCOME (EXPENSE)
    Income (Loss) from Investment in Subsidiaries             -           (1,427,117)
    Interest Expense                                          -                    -
                                                 ---------------      -----------------
         Other Income (Expense)                               -           (1,427,117)
                                                 ---------------      -----------------

INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                                    (17)          (1,434,113)
                                                 ---------------      -----------------
REORGANIZATION ITEMS
    Professional Fees                                         -                    -
    US Trustee Quarterly Fees                                 -                1,000
    (Gain) Loss from sale of equipment                        -                    -
    Other Reorganization Expenses                             -                    -
                                                 ---------------      -----------------
         Total Reorganization Items                           -                1,000
                                                 ---------------      -----------------
INCOME (LOSS) BEFORE TAXES                                  (17)          (1,435,113)

Provision for Taxes                                           -                    -
                                                 ---------------      -----------------
NET INCOME (LOSS)                                  $        (17)        $ (1,435,113)
                                                 ===============      =================



FANSTEEL HOLDINGS, INC.                                                 CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  March 31, 2003
                                                                                ----------------

BALANCE SHEET (MOR-3)
                                                    3/31/03           1/15/02
                                                 -------------    --------------
ASSETS
----------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents       $        627      $        885
    Restricted cash and cash equivalents                    -                 -
    Accounts receivable - net                               -                 -
    Inventories - net                                       -                 -
    Other assets - current                                  -                 -
                                                 -------------    --------------
           TOTAL CURRENT ASSETS                           627               885
                                                 -------------    --------------
OTHER ASSETS
    Deferred income taxes                                   -                 -
    Intercompany receivable                                 -                 -
    Investment in subsidiaries                     39,127,225        40,554,342
    Other                                                   -                 -
                                                 -------------    --------------
           TOTAL OTHER ASSETS                      39,127,225        40,554,342
                                                 -------------    --------------
PROPERTY, PLANT AND EQUIPMENT
    Land                                                    -                 -
    Buildings                                               -                 -
    Machinery and equipment                                 -                 -
                                                 -------------    --------------
           Total property, plant and equipment              -                 -
    Less: Accum. depreciation and amortization              -                 -
                                                 -------------    --------------
           NET PROPERTY, PLANT AND EQUIPMENT                -                 -
                                                 -------------    --------------
TOTAL ASSETS                                     $ 39,127,852      $ 40,555,227
                                                 =============    ==============
LIABILITIES & SHAREHOLDERS' EQUITY                  3/31/03           1/15/02
----------------------------------------------   -------------    --------------
LIABILITIES (POSTPETITION)
----------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt            $          -      $          -
    Accounts payable                                        -                 -
    Accrued liabilities                                     -                 -
    Accrued income taxes                                    -                 -
    Dividends payable                                       -                 -
                                                 -------------    --------------
           TOTAL CURRENT LIABILITIES                        -                 -
                                                 -------------    --------------
LONG-TERM DEBT - SECURED                                    -                 -
                                                 -------------    --------------
OTHER LIABILITIES
    Disc. operations and environ. remediation               -                 -
    Deferred income taxes                                   -                 -
    Intercompany payable                                5,308                 -
    Long-term pension liability                             -                 -
                                                 -------------    --------------
           TOTAL OTHER LIABILITIES                      5,308                 -
                                                 -------------    --------------
TOTAL LIABILITIES (POSTPETITION)                        5,308                 -
                                                 -------------    --------------



LIABILITIES (PREPETITION)
----------------------------------------------
    Secured debt                                            -                 -
    Priority debt                                           -             1,000
    Unsecured debt                                          -                 -
    Intercompany payable                           30,857,357        30,853,927
                                                 -------------    --------------
TOTAL LIABILITIES (PREPETITION)                    30,857,357        30,854,927
                                                 -------------    --------------
TOTAL LIABILITIES                                  30,862,665        30,854,927
                                                 -------------    --------------
SHAREHOLDERS' EQUITY
    Common stock                                            -                 -
    Capital in excess of par value                          -                 -
    Equity - unearned compensation                          -                 -
    Minimum pension liability adjustment                    -                 -
    Foreign currency translation adjustment                 -                 -
    Retained earnings - prepetition                 9,700,300         9,700,300
    Retained earnings - postpetition               (1,435,113)                -
                                                 -------------    --------------
           TOTAL SHAREHOLDERS' EQUITY               8,265,187         9,700,300
                                                 -------------    --------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY       $ 39,127,852      $ 40,555,227
                                                 =============    ==============




FANSTEEL HOLDINGS, INC.                                                 CASE #  02-10109 (JJF)
                                                                                ----------------
                                                            REPORTING PERIOD    March 31, 2003
                                                                                ----------------


SUMMARY OF UNPAID POSTPETITION DEBT (MOR-4)
----------------------------------------------------------------------------------------------------------------------
                                                                             Number of Days Past Due
                                 -------------------------------------------------------------------------------------
                                    Current      30 days      31-60 days    61-90 days    over 90 days     Total
----------------------------------------------------------------------------------------------------------------------

Accounts Payable                           0         0            0            0              0                0
Wages Payable                              0         0            0            0              0                0
Taxes Payable (Other than income)          0         0            0            0              0                0
Professional Fees                          0         0            0            0              0                0
Rent/Lease - Building                      0         0            0            0              0                0
Rent/Lease - Equipment                     0         0            0            0              0                0
Other Accrued Liabilities                  0         0            0            0              0                0
Income Taxes Payable                       0         0            0            0              0                0
Secured Debt                               0         0            0            0              0                0
Intercompany Payable                   5,308         0            0            0              0            5,308
Other LT Liabilities                       0         0            0            0              0                0
                                 --------------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS              $5,308        $0           $0           $0             $0           $5,308
                                 ======================================================================================



FANSTEEL HOLDINGS, INC.                                                 CASE #  02-10109 (JJF)
                                                                                ----------------
                                                            REPORTING PERIOD    March 31, 2003
                                                                                ----------------

DEBTOR QUESTIONNAIRE (MOR-5)

----------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                                  YES       NO
----------------------------------------------------------------------------------------------
1.   Have any assets been sold or transferred outside the
     normal course of business this reporting period? If yes,
     provide an explanation below.                                                       X
2.   Have any funds been disbursed from any account other
     than a debtor in possession account this reporting
     period?  If yes, provide an explanation below.                                      X
3.   Have all postpetition tax returns been timely filed? If
     no, provide an explanation below.                                         X
4.   Are workers compensation and general liability and
     other necessary insurance coverages in effect?  If no,
     provide an explanation below.                                             X


EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACHED SEPARATE SCHEDULE.)
------------
1.



2.



3.



4.




                                                                                EXHIBIT 99.6


PHOENIX AEROSPACE CORP.                                                 CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  March 31, 2003
                                                                                -----------------
MONTHLY OPERATING REPORT
                                                                        DOCUMENT     EXPLANATION
                                                         FORM NO.       ATTACHED       ATTACHED
                                                        ----------     ----------    ------------
REQUIRED DOCUMENTS

Schedule of Cash Receipts and Disbursements               MOR 1          None         No
    Bank Reconciliations                                  MOR 1 (cont)   None         No
    Copies of bank statements                                            None         No
    Cash disbursement journals                                           None         No
Statement of operations                                   MOR 2          Attached     No
Balance Sheet                                             MOR 3          Attached     No
Status of Postpetition Taxes                              MOR 4          None         No
    Copies of payment receipts                                           None         No
    Copies of tax returns filed during reporting period                  None         No
Summary of Unpaid Postpetition Debts                      MOR 4          None         No
        Listing of aged accounts payable                                 None         No
Accounts Receivable Reconciliation and Aging              MOR 5          None         No
Debtor Questionnaire                                      MOR 5          Attached     No


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ R. Michael McEntee                            4/25/2003
--------------------------------------------     ------------------------------
Signature of Authorized Individual               Date


R. Michael McEntee                               Treasurer
--------------------------------------------     ------------------------------
Printed Name of Authorized Individual            Title of Authorized Individual


PHOENIX AEROSPACE CORP.                               CASE #  02-10109 (JJF)
                                                              -----------------
                                            REPORTING PERIOD  March 31, 2003
                                                              -----------------

STATEMENT OF OPERATIONS (MOR-2)

                                                Month of         CUMULATIVE
                                             March, 2003        FILING TO DATE
                                             --------------    ----------------

Gross Sales                                    $        -         $         -
Less: Defective mat'l returned                          -                   -
        Sales allowances                                -                   -
        Cash discounts                                  -                   -
           Total sales deductions             ------------      ---------------
                                                        -                   -
                                              ------------      ---------------

        NET SALES                                       -                   -
                                              ------------      ---------------

Cost of Sales                                     (5,444)             (78,943)
                                              ------------      ---------------

        GROSS PROFIT                               5,444               78,943
                                              ------------      ---------------

Selling, General & Admin. Expense
    Selling expense                                     -                   -
    General & Admin. expense                            -                   -
    Corporate Fees                                      -              (1,000)
                                              ------------      ---------------
      Total S G & A and Environ. Expense                -              (1,000)
                                              ------------      ---------------

        OPERATING INCOME                           5,444               79,943
                                              ------------      ---------------
OTHER INCOME (EXPENSE)
    Other Income (Expense)                              -                   -
    Interest Expense                                    -                   -
                                              ------------      ---------------
       Other Income (Expense)                           -                   -
                                              ------------      ---------------

INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                           5,444               79,943
                                              ------------      ---------------

REORGANIZATION ITEMS
    Professional Fees                                   -                   -
    US Trustee Quarterly Fees                           -               1,000
    (Gain) Loss from sale of equipment                  -                   -
    Other Reorganization Expenses                       -                   -
                                              ------------      ---------------
        Total Reorganization Items                      -               1,000
                                              ------------      ---------------

INCOME (LOSS) BEFORE TAXES                          5,444              78,943

Provision for Taxes                                     -                   -
                                              ------------      ---------------

NET INCOME (LOSS)                              $    5,444        $     78,943
                                              ============      ===============




PHOENIX AEROSPACE CORP.                               CASE #  02-10109 (JJF)
                                                              -----------------
                                            REPORTING PERIOD  March 31, 2003
                                                              -----------------

BALANCE SHEET (MOR-3)

                                                   3/31/03          1/15/02
                                                 ------------     ------------
ASSETS
------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents     $          -       $          -
    Restricted cash and cash equivalents                  -                  -
    Accounts receivable - net                             -                  -
    Inventories - net                                     -                  -
    Other assets - current                                -                  -
                                               -------------      -------------
           TOTAL CURRENT ASSETS                           -                  -
                                               -------------      -------------
OTHER ASSETS
    Deferred income taxes                                 -                  -
    Intercompany receivable                         558,000            471,000
    Investment in subsidiaries                            -                  -
    Other                                                 -                  -
                                               -------------      -------------
           TOTAL OTHER ASSETS                       558,000            471,000
                                               -------------      -------------

PROPERTY, PLANT AND EQUIPMENT
    Land                                            465,000            465,000
    Buildings                                       260,000            260,000
    Machinery and equipment                               -                  -
                                               -------------      -------------
           Total property, plant and equipment      725,000            725,000
    Less: Accum. depreciation and amortization       51,948             43,891
                                               -------------      -------------
           NET PROPERTY, PLANT AND EQUIPMENT        673,052            681,109
                                               -------------      -------------
TOTAL ASSETS                                   $  1,231,052       $  1,152,109
                                               =============      =============

LIABILITIES & SHAREHOLDERS' EQUITY                 3/31/03          1/15/02
------------------------------------------       ------------     ------------
LIABILITIES (POSTPETITION)
------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt          $          -       $          -
    Accounts payable                                      -                  -
    Accrued liabilities                                   -                  -
    Accrued income taxes                                  -                  -
    Dividends payable                                     -                  -
                                               -------------      -------------
           TOTAL CURRENT LIABILITIES                      -                  -
                                               -------------      -------------
LONG-TERM DEBT - SECURED                                  -                  -
                                               -------------      -------------
OTHER LIABILITIES
    Disc. operations and environ. remediation             -                  -
    Deferred income taxes                                 -                  -
    Intercompany payable                                  -                  -
    Long-term pension liability                           -                  -
                                               -------------      -------------
           TOTAL OTHER LIABILITIES                        -                  -
                                               -------------      -------------
TOTAL LIABILITIES (POSTPETITION)                          -                  -
                                               -------------      -------------



LIABILITIES (PREPETITION)
------------------------------------------
    Secured debt                                          -                  -
    Priority debt                                         -                  -
    Unsecured debt                                        -                  -
    Intercompany payable                                  -                  -
                                               -------------      -------------
TOTAL LIABILITIES (PREPETITION)                           -                  -
                                               -------------      -------------
TOTAL LIABILITIES                                         -                  -
                                               -------------      -------------

SHAREHOLDERS' EQUITY
    Common stock                                          -                  -
    Capital in excess of par value                  725,000            725,000
    Equity - unearned compensation                        -                  -
    Minimum pension liability adjustment                  -                  -
    Foreign currency translation adjustment               -                  -
    Retained earnings - prepetition                 427,109            427,109
    Retained earnings - postpetition                 78,943                  -
                                               -------------      -------------
           TOTAL SHAREHOLDERS' EQUITY             1,231,052          1,152,109
                                               -------------      -------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY     $  1,231,052       $  1,152,109
                                               =============      =============



PHOENIX AEROSPACE CORP.                                                 CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  March 31, 2003
                                                                                -----------------

DEBTOR QUESTIONNAIRE

--------------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                          YES             NO
--------------------------------------------------------------------------------------------------

1. Have any assets been sold or transferred outside
   the normal course of business this reporting
   period? If yes, provide an explanation below.                                        X
2. Have any funds been disbursed from any account other
   than a debtor in possession account this reporting
   period? If yes, provide an explanation below.                                        X
3. Have all postpetition tax returns been timely
   filed? If no, provide an explanation below.                           X
4. Are workers compensation and general liability
   and other necessary insurance coverages in effect?
   If no, provide an explanation below.                                  X


EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACHED SEPARATE SCHEDULE.)
-------------
1.



2.



3.



4.


                                                                                EXHIBIT 99.7

WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  March 31, 2003
                                                                                -----------------

MONTHLY OPERATING REPORT
                                                                             DOCUMENT        EXPLANATION
                                                            FORM NO.         ATTACHED         ATTACHED
                                                           ---------        ----------      --------------
REQUIRED DOCUMENTS

Schedule of Cash Receipts and Disbursements                  MOR 1              Yes              No
    Bank Reconciliations                                     MOR 1 (cont)    Available           No
    Copies of bank statements                                                Available           No
    Cash disbursement journals                                               Available           No
Statement of operations                                      MOR 2              Yes              No
Balance Sheet                                                MOR 3              Yes              No
Status of Postpetition Taxes                                 MOR 4              Yes              No
    Copies of payment receipts                                               Available           No
    Copies of tax returns filed during reporting period                      Available           No
Summary of Unpaid Postpetition Debts                         MOR 4              Yes              No
    Listing of aged accounts payable                                         Available           No
Accounts Receivable Reconciliation and Aging                 MOR 5              Yes              No
Debtor Questionnaire                                         MOR 5              Yes              No

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ R. Michael McEntee                         4/25/2003
---------------------------------------       ----------------------------------
Signature of Authorized Individual            Date


R. Michael McEntee                            Vice President
---------------------------------------       ----------------------------------
Printed Name of Authorized Individual         Title of Authorized Individual




WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  March 31, 2003
                                                                                ----------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR-1)

                                              CURRENT MONTH                    CUMULATIVE FILING TO DATE
                                       -----------------------------        ------------------------------
                                          ACTUAL        PROJECTED             ACTUAL          PROJECTED
                                       ------------   --------------        ------------    --------------
RECEIPTS
--------
A/R Collections                        $    892,554     $ 1,016,190        $ 15,135,640     $   15,759,216
Loans                                             -                -                  -                  -
Sale of Assets                                    -                -                  -                  -
InterCompany                                (52,654)        (50,000)            857,699           (410,000)
Other                                         3,065                -             38,341              1,176
                                       ------------     ------------        -----------     --------------
     Total Receipts                         842,965          966,190         16,031,680         15,350,392
                                       ------------     ------------        -----------     --------------
DISBURSEMENTS
-------------

Net Payroll                                 206,264          204,000          3,644,984          3,727,193
Payroll Taxes                               111,232          108,000          1,856,499          1,667,904
Accounts Payable                            458,377          546,000          8,623,416          7,673,812
Profit Sharing / Pension                     15,785           22,000            359,861            307,985
Insurance                                     1,033                -            676,294            592,343
Commissions                                  39,577           42,000            648,567            686,468
Utilities                                    18,886           18,000            200,849            182,498
Leases/Rents                                  4,193            3,000             56,504             60,000
Bank Service Charges                              -                -                  -                  -
Loans                                             -                -              4,358                  -
Professional Fees-Bankruptcy                      -                -                  -                  -
Capital Expenditures                          6,666            7,000             27,742            172,000
US Trustee Fees                                 500                -             23,750             23,750
Court Costs                                       -                -                  -                  -
                                       ------------     ------------        -----------     --------------
     Total disbursements                    862,513          950,000         16,122,824         15,093,953
                                       ------------     ------------        -----------     --------------
NET CASH FLOW                          $    (19,548)    $     16,190       $    (91,144)    $      256,439
-------------                          ============     ============        ===========     ==============




WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  March 31, 2003
                                                                                ----------------

BANK RECONCILIATION (MOR 1 CONTINUED)

                                      Account                           Book
Balance per Books                     Number        Account Type       Balance
                                    ----------   -----------------   -----------
  US Bank                      1 964 5603 8997   Payroll - Hourly    $      100

  US Bank                      1 964 5603 8005   Payroll - Salaried        (101)

  Petty Cash                                     Petty Cash                 420

  National City                 884096836        Disbursement-AP        (68,298)

                                                                              -

                                                                              -
                                                                     -----------
                                                                     $  (67,879)
                                                                     ===========

Bank reconciliations are available.




WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  March 31, 2003
                                                                                ----------------

STATEMENT OF OPERATIONS (MOR-2)

                                              Month of           CUMULATIVE
                                             March 2003         FILING TO DATE
                                            --------------    -----------------

Gross Sales                                  $ 1,097,954      $ 15,851,302
Less: Defective mat'l returned                    10,260           (72,307)
      Sales allowances                            27,049           662,766
      Cash discounts                              10,666           148,284
                                             ------------     -------------
       Total sales deductions                     47,975            738,743
                                             ------------     -------------

      NET SALES                                1,049,979         15,112,559
                                             ------------     -------------

Cost of Sales                                    871,414         12,605,510
                                             ------------     -------------

     GROSS PROFIT                                178,565          2,507,049
                                             ------------     -------------
Selling, General & Admin. Expense
  Selling expense                                 59,530            830,972
  General & Admin. expense                        55,964            973,149
  Corporate Fees                                  51,500            632,500
                                             ------------     -------------
   Total S G & A and Environ. Expense            166,994          2,436,621
                                             ------------     -------------

     OPERATING INCOME                             11,571             70,428
                                             ------------     -------------
OTHER INCOME (EXPENSE)
  Other Income (Expense)                               -             (6,549)
  Interest Expense                                     -                  -
                                             ------------     -------------
   Other Income (Expense)                              -             (6,549)
                                             ------------     -------------
INCOME (LOSS) BEFORE
 REORGANIZATION ITEMS                             11,571             63,879
                                             ------------     -------------

REORGANIZATION ITEMS
 Professional Fees                                47,000            487,750
 US Trustee Quarterly Fees                           500             23,750
 (Gain) Loss from sale of equipment                    -                  -
 Other Reorganization Expenses                         -                  -
                                             ------------     -------------
  Total Reorganization Items                      47,500            511,500
                                             ------------     -------------

INCOME (LOSS) BEFORE TAXES                       (35,929)          (447,621)

Provision for Taxes                              (13,000)          (146,000)
                                             ------------     -------------

NET INCOME (LOSS)                            $   (22,929)     $    (301,621)
                                             ============     =============




WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  March 31, 2003
                                                                                ----------------

BALANCE SHEET (MOR-3)
                                                    3/31/03            1/15/02
                                                  -----------        -----------
ASSETS
------------------------------------------
CURRENT ASSETS
  Unrestricted cash and cash equivalents        $    (67,879)       $   23,265
  Restricted cash and cash equivalents                     -                 -
  Accounts receivable - net                        1,558,038         1,161,243
  Inventories - net                                1,684,372         1,498,330
  Other assets - current                             624,518           469,960
                                               -------------      -------------
        TOTAL CURRENT ASSETS                       3,799,049         3,152,798
                                               -------------      -------------

OTHER ASSETS
  Deferred income taxes                               72,718            36,697
  Intercompany receivable                          9,520,445         9,366,952
  Investment in subsidiaries                               -                 -
    Other                                                  -                 -
                                               -------------      -------------
        TOTAL OTHER ASSETS                         9,593,163         9,403,649
                                               -------------      -------------
PROPERTY, PLANT AND EQUIPMENT
  Land                                                40,211            40,211
  Buildings                                        1,261,154         1,261,154
  Machinery and equipment                          4,410,329         4,195,650
                                               -------------      -------------
        Total property, plant and equipment        5,711,694         5,497,015
  Less: Accum. depreciation and amortization       3,817,173         3,573,615
                                               -------------      -------------
        NET PROPERTY, PLANT AND EQUIPMENT          1,894,521         1,923,400
                                               -------------      -------------
TOTAL ASSETS                                    $ 15,286,733      $ 14,479,847
                                               =============      =============

LIABILITIES & SHAREHOLDERS' EQUITY                 3/31/03            1/15/02
------------------------------------------       ----------         -----------
LIABILITIES (POSTPETITION)
------------------------------------------
CURRENT LIABILITIES
  Current portion of long-term debt             $          -      $          -
  Accounts payable                                   207,115                 -
  Accrued liabilities                                632,971                 -
  Accrued income taxes                                     -                 -
  Dividends payable                                        -                 -
                                               -------------      -------------
        TOTAL CURRENT LIABILITIES                    840,086                 -
                                               -------------      -------------
LONG-TERM DEBT - SECURED                                   -                 -
                                               -------------      -------------
OTHER LIABILITIES
  Disc. operations and environ. remediation                -                 -
  Deferred income taxes                                    -                 -
  Intercompany payable                             1,011,192                 -
  Long-term pension liability                              -                 -
                                               -------------      -------------
        TOTAL OTHER LIABILITIES                    1,011,192                 -
                                               -------------      -------------
TOTAL LIABILITIES (POSTPETITION)                   1,851,278                 -
                                               -------------      -------------



LIABILITIES (PREPETITION)
------------------------------------------
  Secured debt                                             -                 -
  Priority debt 1                                          -           320,225
  Unsecured debt                                     496,774           919,320
  Intercompany payable                                     -                 -
                                               -------------      -------------
TOTAL LIABILITIES (PREPETITION)                      496,774         1,239,545
                                               -------------      -------------
TOTAL LIABILITIES                                  2,348,052         1,239,545
                                               -------------      -------------

SHAREHOLDERS' EQUITY
  Common stock                                         1,000             1,000
  Capital in excess of par value                   2,951,859         2,951,859
  Equity - unearned compensation                           -                 -
  Minimum pension liability adjustment                     -                 -
  Foreign currency translation adjustment                  -                 -
  Retained earnings - prepetition                 10,287,443        10,287,443
  Retained earnings - postpetition                  (301,621)                -
                                               -------------      --------------
        TOTAL SHAREHOLDERS' EQUITY                12,938,681        13,240,302
                                               -------------      --------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY      $ 15,286,733      $ 14,479,847
                                               =============      ==============

1 Priority debts at January 15, 2002 which were related to wages, salaries, commissions, and contributions for employee benefit plans, were paid based on first day motions.



WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  March 31, 2003
                                                                                ----------------

STATUS OF POST PETITION TAXES (MOR-4)
---------------------------------------------------------------------------------------------
                                                                               Tax Liability
                              Beginning     Amt. Withheld       Amount           at end of
FEDERAL TAXES:             Tax Liability    or Amt. of Tax       Paid          Current Month
---------------------------------------------------------------------------------------------
Withholding                           0           33,689         33,689                  0
FICA-Employee                         0           24,230         24,230                  0
FICA-Employer                        88           24,416         24,230                274
Unemployment                          0            1,879          1,879                  0
Income Tax                            0                0              0                  0
Foreign Income Tax                    0                0              0                  0
Other:                                0                0              0                  0
                             --------------------------------------------------------------
 TOTAL FEDERAL TAXES                $88          $84,214        $84,028               $274
                             --------------------------------------------------------------

STATE AND LOCAL TAXES:
----------------------
Withholding                           0           14,158         14,158                  0
Unemployment                          0           13,067         13,046                 21
Sales                               473            1,093              0              1,566
Income Tax                            0              500            500                  0
Real Property                    59,932            4,500              0             64,432
Personal Property                     0                0              0                  0
Other: Describe                       0                0              0                  0
                              -------------------------------------------------------------
 TOTAL STATE AND LOCAL TAXES    $60,405          $33,318        $27,704            $66,019
                              -------------------------------------------------------------
                              -------------------------------------------------------------
TOTAL POST PETITION TAXES       $60,493         $117,532       $111,732            $66,293
                              =============================================================



SUMMARY OF UNPAID POSTPETITION DEBT (MOR-4)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                  Number of Days Past Due
                                   -------------------------------------------------------------------------------------------------
                                        Current     30 days       31-60 days    61-90 days        over 90 days            Total
-----------------------------------------------------------------------------------------------------------------------------------
Accounts Payable                     207,115                0              0             0                     0            207,115
Wages Payable                        422,222                0              0             0                     0            422,222
Taxes Payable (Other than income)     66,293                0              0             0                     0             66,293
Professional Fees                          0                0              0             0                     0                  0
Rent/Lease - Building                      0                0              0             0                     0                  0
Rent/Lease - Equipment                19,868                0              0             0                     0             19,868
Other Accrued Liabilities            124,588                0              0             0                     0            124,588
Deferred Income Taxes Payable              0                0              0             0                     0                  0
Secured Debt                               0                0              0             0                     0                  0
Intercompany Payable               1,011,192                0              0             0                     0          1,011,192
Other LT Liabilities                       0                0              0             0                     0                  0
                                  -------------------------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS          $1,851,278               $0             $0            $0                    $0         $1,851,278
                                  =================================================================================================





WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  March 31, 2003
                                                                                ----------------

DETAIL OF POSTPETITION TAXES PAID (MOR-4)
----------------------------------------------------------------------------------
                                       Dates          Amount          Check Nos.
Description of Tax                      Paid           Paid            or EFT
----------------------------------------------------------------------------------
FWT-5291A                              Weekly        33,689             EFT to ADP
FICA-EE-5290A                          Weekly        24,230             EFT to ADP
FICA-ER-5392A                          Weekly        24,230             EFT to ADP
FUI-5390A                              Weekly         1,879             EFT to ADP
SWT-IA-5292A                           Weekly        13,671             EFT to ADP
SUI-SC-5393A                           Weekly            70             EFT to ADP
SWT-SC-5293A                           Weekly            90             EFT to ADP
SUI-IA-5391A                           Weekly        12,976             EFT to ADP
SWT-IL                                 Weekly           397             EFT to ADP
State Franchise Tax SC                 03/13/03         500               98676


























                                                   --------
TOTAL POST PETITION TAXES PAID                     $111,732
                                                   ========




WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  March 31, 2003
                                                                                ----------------

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (MOR-5)

-------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION
-------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period  $1,364,071
PLUS Amounts billed during the period                                1,065,489
LESS Amounts collected during the period                               892,554
                                                                    ------------
Total Accounts Receivable at the end of the reporting period        $1,537,006
                                                                    ============



-------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
-------------------------------------------------------------------------------
0-30 days old                                                        1,192,415
31-60 days old                                                         240,856
61-90 days old                                                          25,410
91+ days old                                                            78,325
                                                                 ---------------
Total Accounts Receivable                                            1,537,006
Amount considered uncollectible (bad debt)                              22,160
                                                                 ---------------
Accounts Receivable (Net) at the end of the current period          $1,514,846
                                                                 ===============



DEBTOR QUESTIONNAIRE

-------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                           YES             NO
-------------------------------------------------------------------------------
1. Have any assets been sold or transferred outside
   the normal course of business this reporting
   period? If yes, provide an explanation below.                        NO
2. Have any funds been disbursed from any account other
   than a debtor in possession account this reporting
   period? If yes, provide an explanation below.                        NO
3. Have all postpetition tax returns been timely
   filed? If no, provide an explanation below.             YES
4. Are workers compensation and general liability
   and other necessary insurance coverages in effect?
   If no, provide an explanation below.                    YES


EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACHED SEPARATE SCHEDULE.)
-------------
1.



2.



3.



4.




                                                                                EXHIBIT 99.8

WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  March 31, 2003
                                                                                ----------------

MONTHLY OPERATING REPORT
                                                                               DOCUMENT       EXPLANATION
                                                              FORM NO.         ATTACHED         ATTACHED
                                                            --------------    -----------    -------------
REQUIRED DOCUMENTS

Schedule of Cash Receipts and Disbursements                     MOR 1              Yes            No
        Bank Reconciliations                                    MOR 1 (cont)    Available         No
        Copies of bank statements                                               Available         No
        Cash disbursement journals                                              Available         No
Statement of operations                                         MOR 2              Yes            No
Balance Sheet                                                   MOR 3              Yes            No
Status of Postpetition Taxes                                    MOR 4              Yes            No
        Copies of payment receipts                                              Available         No
        Copies of tax returns filed during reporting period                     Available         No
Summary of Unpaid Postpetition Debts                            MOR 4              Yes            No
        Listing of aged accounts payable                                        Available         No
Accounts Receivable Reconciliation and Aging                    MOR 5              Yes            No
Debtor Questionnaire                                            MOR 5              Yes            No


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ R. Michael McEntee                         4/25/2003
---------------------------------------     -----------------------------------
Signature of Authorized Individual          Date

R. Michael McEntee                          Vice President
---------------------------------------     -----------------------------------
Printed Name of Authorized Individual       Title of Authorized Individual



WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  March 31, 2003
                                                                                -----------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR-1)

                                          CURRENT MONTH                 CUMULATIVE FILING TO DATE
                                 -------------------------------    -------------------------------
                                      ACTUAL         PROJECTED          ACTUAL          PROJECTED
                                 -------------     -------------    -------------    --------------
RECEIPTS
--------
A/R Collections                   $  1,243,465      $  1,096,584     $ 28,807,601     $  30,039,321
Loans                                        -                 -                -                 -
Sale of Assets                               -                 -                -                 -
InterCompany Transfer                   13,287                 -       (1,405,160)         (381,580)
Other                                    4,746                 -           31,519                 -
                                 -------------     -------------     ------------     -------------
     Total Receipts                  1,261,498         1,096,584       27,433,959        29,657,741
                                 -------------     -------------     ------------     -------------
DISBURSEMENTS
-------------
Net Payroll                            295,083           349,103        6,044,908         6,289,253
Payroll Taxes                          153,735           151,334        3,053,484         3,238,028
Accounts Payable                       599,914           670,937       14,528,886        12,387,631
Profit Sharing / Pension                19,880            21,000          334,323         1,888,017
Insurance                                3,668             3,700        2,041,712         1,948,317
Commissions                             26,599            21,000          556,918           831,690
Utilities                               82,017            73,344          815,498           874,681
Leases / Rents                          33,812            34,750          398,948           515,811
Bank Service Charges                         -                 -                -                 -
Loans                                        -                 -                -            74,620
Professional Fees-Bankruptcy                 -                 -                -                 -
Capital Expenditures                         -                 -                -                 -
US Trustee Fees                              -                 -           30,250            30,250
Court Costs                                  -                 -                -                 -
                                 -------------     -------------     ------------     -------------
     Total disbursements             1,214,708         1,325,169       27,804,927        28,078,298
                                 -------------     -------------     ------------     -------------
NET CASH FLOW                      $    46,790      $   (228,585)     $  (370,967)   $    1,579,444
-------------                    =============    ==============     ============    ==============



WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  March 31, 2003
                                                                                ----------------

BANK RECONCILIATION (MOR 1 CONTINUED)
                                            Account                        Book
Balance per Books                           Number       Account Type    Balance
                                         ------------  ---------------  ----------
  Petty Cash                                  N/A      Petty cash       $    1,000

  Iowa State Savings Bank                  18082912    Payroll              11,026

  National City Bank                       884096828   Disbursement       (128,148)

                                                                                 -

                                                                        ----------
                                                                        $ (116,122)
                                                                        ==========

Bank reconciliations are available.



WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  March 31, 2003
                                                                                -----------------

STATEMENT OF OPERATIONS (MOR-2)

                                               Month of           CUMULATIVE
                                             March 2003          FILING TO DATE
                                            --------------     ----------------

Gross Sales                                   $ 1,297,435        $29,153,887
Less: Defective mat'l returned                          -                  -
      Sales allowances                              9,292            873,922
      Cash discounts                                  807             41,877
                                             ------------        -----------
           Total sales deductions                  10,099            915,799
                                             ------------        -----------

        NET SALES                               1,287,336         28,238,088
                                             ------------        -----------
Cost of Sales                                   1,230,764         26,973,637
                                             ------------        -----------
        GROSS PROFIT                               56,572          1,264,451
                                             ------------        -----------

Selling, General & Admin. Expense
    Selling expense                                40,302            837,262
    General & Admin. expense                       57,830            786,230
    Corporate Fees                                 76,000          1,176,000
                                             ------------        -----------
      Total S G & A and Environ. Expense          174,132          2,799,492
                                             ------------        -----------
        OPERATING INCOME                         (117,560)        (1,535,041)
                                             ------------        -----------
OTHER INCOME (EXPENSE)
    Other Income (Expense)                              -                100
    Interest Expense                                    -                  -
                                             ------------        -----------
        Other Income (Expense)                          -                100
                                             ------------        -----------
INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                         (117,560)        (1,534,941)
                                             ------------        -----------
REORGANIZATION ITEMS
    Professional Fees                              69,000            912,750
    US Trustee Quarterly Fees                           -             30,250
    (Gain) Loss from sale of equipment                  -                  -
    Other Reorganization Expenses                       -                  -
                                             ------------        -----------
        Total Reorganization Items                 69,000            943,000
                                             ------------        -----------
INCOME (LOSS) BEFORE TAXES                       (186,560)        (2,477,941)

Provision for Taxes                               (62,000)          (830,000)
                                             ------------        -----------
NET INCOME (LOSS)                            $   (124,560)      $ (1,647,941)
                                             ============       ============


WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  March 31, 2003
                                                                                -----------------

BALANCE SHEET (MOR-3)
                                                         3/31/03         1/15/02
ASSETS                                               --------------   --------------
--------------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents           $    (116,122)      $  254,845
    Restricted cash and cash equivalents                         -                -
    Accounts receivable - net                            2,488,566        2,712,548
    Inventories - net                                    3,663,073        6,262,631
    Other assets - current                                 345,072          227,047
                                                     -------------    -------------
           TOTAL CURRENT ASSETS                          6,380,589        9,457,071
                                                     -------------    -------------
OTHER ASSETS
    Deferred income taxes                                  765,802          919,242
    Intercompany receivable                             14,986,093       13,580,933
    Investment in subsidiaries                                   -                -
    Other                                                  886,288              563
                                                     -------------    -------------
           TOTAL OTHER ASSETS                           16,638,183       14,500,738
                                                     -------------    -------------
PROPERTY, PLANT AND EQUIPMENT
    Land                                                   233,419          233,419
    Buildings                                            3,931,795        3,931,795
    Machinery and equipment                              9,950,574        9,944,774
                                                     -------------    -------------
           Total property, plant and equipment          14,115,788       14,109,988
    Less: Accum. depreciation and amortization          12,600,152       12,262,052
                                                     -------------    -------------
           NET PROPERTY, PLANT AND EQUIPMENT             1,515,636        1,847,936
                                                     -------------    -------------
TOTAL ASSETS                                          $ 24,534,408     $ 25,805,745
                                                     =============    =============

LIABILITIES & SHAREHOLDERS' EQUITY                      3/31/03          1/15/02
--------------------------------------------------   --------------   -------------
LIABILITIES (POSTPETITION)
--------------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt                 $          -     $          -
    Accounts payable                                       738,929                -
    Accrued liabilities                                  1,699,539                -
    Accrued income taxes                                         -                -
    Dividends payable                                            -                -
                                                     -------------    -------------
           TOTAL CURRENT LIABILITIES                     2,438,468                -
                                                     -------------    -------------
           LONG-TERM DEBT - SECURED                              -                -
                                                     -------------    -------------
OTHER LIABILITIES
    Disc. operations and environ. remediation            1,166,000                -
    Deferred income taxes                                        -                -
    Intercompany payable                                         -                -
    Long-term pension liability                                  -                -
                                                     -------------    -------------
           TOTAL OTHER LIABILITIES                       1,166,000                -
                                                     -------------    -------------
TOTAL LIABILITIES (POSTPETITION)                         3,604,468                -
                                                     -------------    -------------



LIABILITIES (PREPETITION)
--------------------------------------------------
    Secured debt                                                 -                -
    Priority debt 1                                              -        1,814,744
    Unsecured debt                                       2,255,733        3,668,853
    Intercompany payable                                         -                -
                                                     -------------    -------------
TOTAL LIABILITIES (PREPETITION)                          2,255,733        5,483,597
                                                     -------------    -------------
TOTAL LIABILITIES                                        5,860,201        5,483,597
                                                     -------------    -------------
SHAREHOLDERS' EQUITY
    Common stock                                             1,000            1,000
    Capital in excess of par value                      15,939,486       15,939,486
    Equity - unearned compensation                               -                -
    Minimum pension liability adjustment                         -                -
    Foreign currency translation adjustment                      -                -
    Retained earnings - prepetition                      4,381,662        4,381,662
    Retained earnings - postpetition                    (1,647,941)               -
                                                     -------------    -------------
           TOTAL SHAREHOLDERS' EQUITY                   18,674,207       20,322,148
                                                     -------------    -------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY            $ 24,534,408     $ 25,805,745
                                                     =============    =============


1 Priority debts at January 15, 2002 which were related to wages, salaries, commissions, and contributions for employee benefit plans, were paid based on first day motions.



WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  March 31, 2003
                                                                                -----------------

STATUS OF POST PETITION TAXES (MOR-4)

-----------------------------------------------------------------------------------------------
                                                                              Tax Liability
                                    Beginning     Amt. Withheld     Amount      at end of
FEDERAL TAXES:                    Tax Liability   or Amt. of Tax     Paid     Current Month
-----------------------------------------------------------------------------------------------
Withholding                          18,601           55,755       57,190           17,166
FICA-Employee                        12,174           37,308       37,188           12,294
FICA-Employer                        12,174           37,308       37,188           12,294
Unemployment                          8,126            2,293            0           10,419
Income Tax                                0                0            0                0
Foreign Income Tax                        0                0            0                0
Other:                                    0                0            0                0
                                 --------------------------------------------------------------
   TOTAL FEDERAL TAXES              $51,074         $132,664     $131,565          $52,173
                                 --------------------------------------------------------------
STATE AND LOCAL TAXES:
---------------------
Withholding                          10,274           21,732       22,170            9,836
Unemployment                         36,049           14,866            0           50,915
Sales                                     0                0            0                0
Income Tax                                0                0            0                0
Real Property                       109,970            8,020       45,815           72,175
Personal Property                         0                0            0                0
Other: Describe                           0                0            0                0
                                 --------------------------------------------------------------
  TOTAL STATE AND LOCAL TAXES      $156,293          $44,618      $67,985         $132,926
                                 --------------------------------------------------------------
                                 --------------------------------------------------------------
TOTAL POST PETITION TAXES          $207,367         $177,282     $199,550         $185,099
                                 ==============================================================



SUMMARY OF UNPAID POSTPETITION DEBT (MOR-4)
---------------------------------------------------------------------------------------------------------------
                                                  Number of Days Past Due
                              ---------------------------------------------------------------------------------
                                    Current   30 days    31-60 days   61-90 days     over 90 days    Total
---------------------------------------------------------------------------------------------------------------
Accounts Payable                    738,929        0            0             0          0           738,929
Wages Payable                       659,563        0            0             0          0           659,563
Taxes Payable (Other than income)   185,099        0            0             0          0           185,099
Professional Fees                    66,958        0            0             0          0            66,958
Rent/Lease - Building                     0        0            0             0          0                 0
Rent/Lease - Equipment                    0        0            0             0          0                 0
Other Accrued Liabilities           787,919        0            0             0          0           787,919
Income Taxes Payable                      0        0            0             0          0                 0
Secured Debt                              0        0            0             0          0                 0
Intercompany Payable                      0        0            0             0          0                 0
Other LT Liabilities              1,166,000        0            0             0          0         1,166,000
                              ---------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS         $3,604,468       $0           $0            $0         $0        $3,604,468
                              =================================================================================


WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  March 31, 2003
                                                                                -----------------

DETAIL OF POSTPETITION TAXES PAID (MOR-4)

----------------------------------------------------------------------------
                               Dates           Amount     Check Nos.
Description of Tax             Paid             Paid        or EFT
----------------------------------------------------------------------------
SWCC - Ia W/H                  03/10/03        $2,441        113528
SWCC - Ia W/H                  03/25/03         2,490        113650
Iowa W/H                       03/10/03         8,390         86565
Iowa W/H                       03/25/03         8,849         91421
FIT PAYMENT                    03/05/03        20,791       7630213
FICM-FICA PAYMENT              03/05/03        26,785       7630213
FIT PAYMENT                    03/12/03         6,831       8303502
FICM-FICA PAYMENT              03/12/03         9,742       8303502
FIT PAYMENT                    03/19/03        22,499       9196593
FICM-FICA PAYMENT              03/19/03        27,770       9196593
FIT PAYMENT                    03/26/03         7,069       9829699
FICM-FICA PAYMENT              03/26/03        10,078       9829699
Union County Treasurer         03/31/03        45,815        113713














                                            -----------
TOTAL POST PETITION TAXES PAID               $199,550
                                            ===========



WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                -----------------
                                                              REPORTING PERIOD  March 31, 2003
                                                                                -----------------

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (MOR-5)

------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION
------------------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period         $2,699,260
PLUS Amounts billed during the period                                       1,157,277
LESS Amounts collected during the period                                    1,243,465
                                                                      ---------------
Total Accounts Receivable at the end of the reporting period               $2,613,072
                                                                      ===============



------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
------------------------------------------------------------------------------------------
0-30 days old                                                                2,133,936
31-60 days old                                                                 107,757
61-90 days old                                                                 100,551
91+ days old                                                                   270,828
                                                                       ---------------
Total Accounts Receivable                                                    2,613,072
Amount considered uncollectible (bad debt)                                     128,687
                                                                       ---------------
Accounts Receivable (Net) at the end of the current period                  $2,484,385
                                                                       ===============

DEBTOR QUESTIONNAIRE

------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                            YES          NO
------------------------------------------------------------------------------------------
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an
   explanation below.                                                                 no
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes,
   provide an explanation below.                                                      No
3. Have all postpetition tax returns been timely filed? If no,
   provide an explanation below.                                        yes
4. Are workers compensation and general liability and other
   necessary insurance coverages in effect? If no, provide an
   explanation below.                                                   yes


EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACHED SEPARATE SCHEDULE.)
-------------
1.



2.



3.



4.

